Exhibit 10.20

Execution Version

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT dated as of January 26, 2016, among CITIBANK, N.A., as ABL Agent (as defined below) and CITIBANK, N.A., as Initial Term Loan Agent (as defined below), and acknowledged and agreed to by PET ACQUISITION MERGER SUB LLC, a Delaware limited liability company (“Merger Sub”), as the initial borrower under the Initial Term Loan Credit Agreement and the ABL Credit Agreement (each as defined below) and concurrently with and following the assignment of the obligations of initial borrower on the Closing Date pursuant the Initial Term Loan Credit Agreement and the ABL Credit Agreement, the Merger and the LLC Conversion have been completed, in its capacity as Holdings (“Holdings”) and concurrently with and following the consummation of the Merger, and assumption of the initial borrower’s obligations pursuant to the Initial Term Loan Credit Agreement and ABL Credit Agreement, PETCO ANIMAL SUPPLIES, INC., a Delaware corporation (the “Company”), as the borrower under the Initial Term Loan Credit Agreement and a borrower under the ABL Credit Agreement, and each Subsidiary of Holdings that becomes a party hereto pursuant to Section 9.20 below.

RECITALS

A.      Holdings, Merger Sub, and the Company named therein are party to the ABL Credit Agreement dated as of the date hereof (as same may be amended, supplemented, restated, extended, renewed, Refinanced, replaced, amended and restated or otherwise modified from time to time, the “ABL Credit Agreement”) among Holdings, Merger Sub, the Company, the lenders party thereto from time to time, the ABL Agent (as defined below) and the other parties thereto.

B.      Holdings, Merger Sub and the Company are party to the Term Loan Credit Agreement dated as of the date hereof (as same may be amended, supplemented, restated, extended, renewed, Refinanced, replaced, amended and restated or otherwise modified from time to time, the “Initial Term Loan Credit Agreement”, together with and in addition to any new or Refinanced Term Loan Credit Agreement entered into in accordance with Section 9.3(b), collectively with the Initial Term Loan Credit Agreement, the “Term Loan Credit Agreement”) among Holdings, Merger Sub, the Company, the lenders party thereto from time to time, the Initial Term Loan Agent (as defined below) and the other parties thereto.

AGREEMENT

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.      Definitions.

1.1.      Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Agent” shall mean Citibank, N.A., in its capacity as administrative agent and collateral agent for the ABL Lenders under the ABL Credit Agreement and the other ABL Loan Documents entered into pursuant to the ABL Credit Agreement, together with its successors and permitted assigns under the ABL Credit Agreement exercising substantially the same rights and powers (the “ABL Agent”).

“ABL Claims” shall mean the aggregate of (i) the principal amount of all Indebtedness (other than ABL Lender Cash Management Obligations and ABL Lender Hedging Obligations) and the face amount of all letters of credit incurred under the ABL Credit Agreement together with any interest, fees, attorneys’ fees, costs, expenses and indemnities payable on account of such principal amount or otherwise in respect of, or arising under, the ABL Credit Agreement or the ABL Loan Documents related thereto or any of them, including all fees and expenses of the ABL Agent thereunder and (ii) the maximum amount of all ABL Lender Cash Management Obligations and ABL Lender Hedging Obligations (calculated, in the case of ABL Lender Hedging Obligations at any given date, as the maximum aggregate amount then due and owing, giving effect to any netting agreements, that would be required to be paid if all Specified ABL Hedging Agreements underlying such ABL Lender Hedging Obligations were terminated as of such date), plus, in each case, all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant ABL Loan Document to the extent that the claim for such interest or expense is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“ABL Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, upon which a Lien is granted or purported to be granted to the ABL Agent under any of the ABL Collateral Documents.

“ABL Collateral Agreement” shall mean the ABL Guarantee and Collateral Agreement dated as of the date hereof, among Holdings, Merger Sub, the Company, the other Grantors, and Citibank, N.A., as administrative agent and collateral agent for the secured parties referred to therein, as amended, restated, amended and restated, modified or replaced from time to time.

“ABL Collateral Documents” shall mean the ABL Collateral Agreement and any security agreement, mortgage or other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any ABL Claims or under which rights or remedies with respect to such Liens are at any time governed.

“ABL Credit Agreement” shall have the meaning set forth in the recitals.

“ABL Declined Lien” shall have the meaning set forth in Section 2.3 hereof.

“ABL DIP Financing Liens” shall have the meaning set forth in Section 6.1(a).

“ABL Enforcement Notice” shall have the meaning set forth in Section 3.1(b).

“ABL Lender Cash Management Obligations” shall mean “Cash Management Obligations” or similar term as defined in the ABL Credit Agreement.

“ABL Lender Hedging Obligations” shall mean all amounts owing under any Specified ABL Hedging Agreement.

“ABL Lenders” shall mean the Persons holding ABL Claims, including the ABL Agent.

“ABL Loan Documents” shall mean (i) the ABL Credit Agreement, the ABL Collateral Documents and each of the other agreements, documents and instruments providing for, evidencing or securing any Obligation under the ABL Credit Agreement, (ii) each agreement, document or instrument providing for or evidencing an ABL Lender Hedging Obligation or ABL Lender Cash Management Obligation and (iii) any other related document or instrument executed or delivered pursuant to any document in subclause (i) or (ii) at any time or otherwise evidencing or securing any Obligation arising under any such ABL Loan Document.

“ABL Loan Parties” shall mean the “Loan Parties” or similar term as defined in the ABL Credit Agreement.

“ABL Priority Collateral” shall mean all Common Collateral consisting of the following:

(1)      all Accounts, but excluding identifiable proceeds of Term Loan Priority Collateral;

(2)      all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper), but excluding identifiable proceeds of Term Loan Priority Collateral (including Term Loan Priority Proceeds);

(3)      (x) all Deposit Accounts and Money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein and (y) all Securities, Security Entitlements and Securities Accounts; provided that the foregoing shall not include the Asset Sale Proceeds Account and all cash, checks and other property held therein or credited thereto;

(4)      all Inventory;

(5)      to the extent involving or governing any of the items referred to in the preceding clauses (1) through (4), all Documents, General Intangibles (including all Payment Intangibles but excluding Intellectual Property), Instruments (including, without limitation, promissory notes), Commercial Tort Claims (it being understood that a Commercial Tort Claim does not “involve” or “govern” any of clauses (1) through (4) solely because a claim for money damages is made) and Letter-of-Credit Rights;

(6)     to the extent evidencing or governing any of the items referred to in the preceding clauses (1) through (5), all Supporting Obligations;

(7)     all books and Records relating to the foregoing (including, without limitation, all books, databases, customer lists, engineer drawings, and Records, whether tangible or electronic, which contain any information relating to any of the foregoing);

(8)     all collateral security and guarantees with respect to any of the foregoing and all proceeds and products of any or all of the foregoing in whatever form received, including cash, Money, Instruments, Securities, Financial Assets, Deposit Accounts and insurance payments directly received as proceeds of any ABL Priority Collateral (“ABL Priority Proceeds”)

For the avoidance of doubt, except as provided in Section 2.3, under no circumstances shall any assets excluded from the ABL Collateral pursuant to any ABL Collateral Document constitute ABL Priority Collateral.

“ABL Priority Proceeds” shall have the meaning set forth in the definition of “ABL Priority Collateral”.

“ABL Recovery” shall have the meaning set forth in Section 6.5.

“ABL Standstill Period” shall have the meaning set forth in Section 3.1(b).

“Accounts” shall have the meaning set forth in the ABL Credit Agreement in effect on the date hereof (whether or not such agreement is then in effect).

“Account Agreements” shall mean any lockbox account agreement, pledged account agreement, blocked account agreement, deposit account control agreement, securities account control agreement, or any similar deposit or securities account agreements among any Term Loan Agent and/or the ABL Agent, one or more Grantors and the relevant financial institution depository or securities intermediary.

“Affiliate” shall have the meaning set forth in the ABL Credit Agreement as in effect on the date hereof.

“Agreement” shall mean this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Asset Sale Proceeds Account” shall mean one or more Deposit Accounts or Securities Accounts holding only the proceeds of any sale or disposition of any Term Loan Priority Collateral and the proceeds or investment thereof.

“Bankruptcy Law” shall mean Title 11 of the United States Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” shall have the meaning set forth in the Credit Agreements as in effect on the date hereof.

“Cash Collateral” shall mean any Common Collateral consisting of Money or cash equivalents, any Security Entitlement and any Financial Assets.

“Common Collateral” shall mean, collectively, the ABL Collateral and the Term Loan Collateral. If, at any time, any portion of the ABL Collateral does not constitute Term Loan Collateral for all Term Loan Claims, then such portion of such ABL Collateral shall constitute Common Collateral only with respect to the Term Loan Claims for which it constitutes Term Loan Collateral and shall not constitute Common Collateral for any Term Loan Claims which do not have a security interest in such Collateral at such time.

“Company” shall have the meaning set forth in the preamble.

“Credit Agreements” shall mean, collectively, the ABL Credit Agreement, the Term Loan Credit Agreement, and any other credit agreement that is entered into by the Company in connection with its incurrence of Future Term Indebtedness.

“Designated Term Loan Agent” shall mean (i) if at any time there is only one Term Loan Agent party hereto, such Term Loan Agent or (ii) at any time when clause (i) does not apply, the Term Loan Agent designated as such pursuant to the Term Loan Pari Passu Intercreditor Agreement.

“Deposit Account Collateral” shall mean that part of the Common Collateral comprised of or contained in Deposit Accounts.

“DIP Financing” shall have the meaning set forth in Section 6.1.

“Discharge of ABL Claims” shall mean, except to the extent otherwise provided in Section 5.7 below, payment in full in cash or immediately available funds (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made) of all Obligations in respect of all outstanding ABL Claims and, with respect to letters of credit outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the ABL Credit Agreement (or such other arrangements as are acceptable to the letter of credit issuer in its sole discretion), in each case after or concurrently with the termination of all commitments to extend credit thereunder; provided that the Discharge of ABL Claims shall not be deemed to have occurred if such payments are made with the proceeds of other ABL Claims that constitute an exchange or replacement for or a Refinancing of such Obligations or ABL Claims, in compliance with Section 9.3. In the event the ABL Claims are modified and the Obligations in respect thereof are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code, the ABL Claims

shall be deemed to be discharged when the final payment is made, in cash, in respect of such Obligations and any obligations pursuant to such new indebtedness shall have been satisfied.

“Discharge of Term Loan Claims” shall mean, except to the extent otherwise provided in Section 5.7 below, payment in full in cash or immediately available funds (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made) of all Obligations in respect of all outstanding Term Loan Claims; provided that the Discharge of Term Loan Claims shall not be deemed to have occurred if such payments are made with the proceeds of other Term Loan Claims that constitute an exchange or replacement for or a Refinancing of such Obligations or Term Loan Claims, in compliance with Section 9.3. In the event the Term Loan Claims are modified and the Obligations in respect thereof are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code, the Term Loan Claims shall be deemed to be discharged when the final payment is made, in cash, in respect of such Obligations and any obligations pursuant to such new indebtedness shall have been satisfied.

“Domestic Subsidiary” shall have the meaning set forth in the Credit Agreements as in effect on the date hereof.

“Equity Interests” shall have the meaning set forth in the Credit Agreements as in effect on the date hereof.

“Exercise Any Secured Creditor Remedies” or “Exercise of Any Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

(a)      the taking by any Lender of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code or other applicable law;

(b)      the exercise by any Lender of any remedy provided to a secured creditor on account of a Lien under any of the ABL Loan Documents or the Term Loan Documents, as applicable, under applicable law, in an Insolvency or Liquidation Proceeding or otherwise, including the election to retain any of the Common Collateral in satisfaction of a Lien;

(c)      the taking of any action by any Lender or the exercise of any right or remedy by any Lender in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Common Collateral or the proceeds thereof;

(d)      the appointment, on the application of a Lender, of a receiver, receiver and manager or interim receiver of all or part of the Common Collateral;

(e)      the sale, lease, license or other disposition of all or any portion of the Common Collateral by private or public sale conducted by a Lender or by any other means at the direction of a Lender permissible under applicable law;

(f)      the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code or under provisions of similar effect other applicable law; and

(g)      the exercise by a Lender of any voting rights relating to any Equity Interests included in the Common Collateral.

For the avoidance of doubt, and notwithstanding the foregoing, none of the following shall be deemed to constitute an Exercise of Any Secured Creditor Remedies: (i) the filing of a proof of claim in any Insolvency or Liquidation Proceeding, (ii) the exercise of rights pursuant to Section 5.11 of the ABL Credit Agreement (or any substantially similar provision in any replacement or Refinanced ABL Credit Agreement) by the ABL Lenders during the continuance of a Cash Dominion Period (as defined in the ABL Credit Agreement), including the notification of account debtors, depository institutions or any other Person to deliver proceeds of ABL Priority Collateral to the ABL Agent in accordance with Section 5.11 of the ABL Credit Agreement (or any substantially similar provision in any replacement or Refinanced ABL Credit Agreement), (iii) the consent by the ABL Lenders to a store closing sale, going out of business sale or other disposition by any Grantor of any of the ABL Priority Collateral, (iv) the reduction of advance rates or sub-limits by the ABL Agent and the ABL Lenders, (v) the imposition of Reserves (as defined in the ABL Credit Agreement) by the ABL Agent, (vi) the acceleration of any ABL Claims or Term Loan Claims or (vii) the establishment or modification of borrowing base and/or availability reserves or other reserves against collateral or eligibility criteria for Accounts or Inventory.

“First Priority Agent” shall mean, with respect to (a) any ABL Priority Collateral, the ABL Agent and (b) any Term Loan Priority Collateral, the Term Loan Agents.

“First Priority Claims” shall mean, with respect to (a) any ABL Priority Collateral, the ABL Claims and (b) any Term Loan Priority Collateral, the Term Loan Claims.

“First Priority Collateral” shall mean, with respect to (a) the Term Loan Agents and the Term Loan Lenders, the ABL Priority Collateral and (b) the ABL Agent and the ABL Lenders, the Term Loan Priority Collateral.

“First Priority Documents” shall mean, with respect to (a) any ABL Priority Collateral, the ABL Loan Documents and (b) any Term Loan Priority Collateral, the Term Loan Documents.

“First Priority Lenders” shall mean, with respect to (a) any ABL Priority Collateral, the ABL Lenders and (b) any Term Loan Priority Collateral, the Term Loan Lenders.

“Future Junior Lien Indebtedness” shall mean future Indebtedness that is to be secured on a junior basis to both the ABL Claims and the Term Loan Claims and is so designated by the Company at the time of incurrence thereof as Future Junior Lien Indebtedness hereunder in accordance with Section 9.3; provided that such Indebtedness and the Liens thereon are incurred in compliance with the ABL Credit Agreement and the Term Loan Credit Agreement, in each case as in effect on the date of such incurrence; provided, further, that (i) the holders of such Future Junior Lien Indebtedness (or an agent or trustee on their behalf) shall enter into (or join, if such agreement is already in effect) a Junior Lien Intercreditor Agreement substantially in the form of Exhibit H to the Term Loan Credit Agreement and the ABL Credit Agreement (the “Junior Lien Intercreditor Agreement”), acknowledging that such holders shall be bound by the terms thereof and (ii) the other requirements of Section 9.3 shall have been complied with.

“Future Secured Term Indebtedness” shall mean secured Indebtedness or Obligations (other than Term Loan Claims contemplated by clause (i) of the definition of “Term Loan Claims” and ABL Claims) of the Company and its Subsidiaries.

“Future Term Indebtedness” shall mean Future Secured Term Indebtedness that is to be secured on a pari passu basis with the Term Loan Claims and is so designated by the Company at the time of incurrence thereof as Future Term Indebtedness hereunder in accordance with Section 9.3; provided that (i) the holders of such Future Term Indebtedness (or a Term Loan Agent on their behalf) shall enter into (x) an Intercreditor Agreement Joinder pursuant to Section 9.3 and (y) a Term Loan Pari Passu Intercreditor Agreement, in each case, acknowledging that such holders shall be bound by the terms hereof and thereof applicable to Term Loan Lenders and (ii) the other requirements of Section 9.3 shall have been complied with.

“Grantors” shall mean Holdings, Merger Sub, the Company, and each of Holdings’ other subsidiaries that has executed and delivered an ABL Collateral Document and a Term Loan Collateral Document.

“Holdings” shall have the meaning set forth in the preamble.

“Indebtedness” shall mean and include all obligations that constitute “Indebtedness” within the meaning of the ABL Credit Agreement or the Term Loan Credit Agreement.

“Initial Term Loan Agent” shall have the meaning set forth in the definition of the term “Term Loan Agents”.

“Initial Term Loan Credit Agreement” shall have the meaning set forth in the recitals.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Intellectual Property” shall have the meaning set forth in the ABL Collateral Agreement in effect on the date hereof (whether or not such agreement is then in effect).

“Intercreditor Agreement Joinder” shall mean, with respect to any Grantor, (a) an agreement substantially in the form of Exhibit A hereto, (b) supplements to the ABL Collateral Agreement and the Term Loan Collateral Agreement in substantially the form set forth in Exhibit A to the ABL Collateral Agreement and the Term Loan Collateral Agreement (so long as each such supplement provides for the joinder of the applicable Grantors for purposes of this Agreement) or (c) any other form of joinder as may be reasonably acceptable to the ABL Agent and each Term Loan Agent, in each of cases (a) through (c) above, executed by the respective Grantor and delivered by it to each Term Loan Agent and the ABL Agent.

“Inventory” shall have the meaning set forth in the ABL Credit Agreement in effect on the date hereof (whether or not such agreement is then in effect).

“Lenders” shall mean the collective reference to the ABL Lenders and the Term Loan Lenders.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, hypothecation, pledge, charge, security interest or similar encumbrance in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Loan Document” shall have the meaning set forth in the Credit Agreements.

“Merger” shall have the meaning set forth in the Credit Agreements.

“Merger Sub” shall have the meaning set forth in the preamble.

“New ABL Agent” shall have the meaning set forth in Section 9.3(d).

“New Term Loan Agent” shall have the meaning set forth in Section 9.3(d).

“New York Courts” shall have the meaning set forth in Section 9.7.

“Obligations” shall mean, with respect to any Person, any payment, performance or other obligations of such Person of any kind, including any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any Insolvency or Liquidation Proceeding. Without limiting the generality of the foregoing, the Obligations of any Grantor under any ABL Loan Document or Term Loan Document include the obligations to pay principal, reimbursement obligations under letters of credit, interest (including interest accrued on or accruing after the commencement of any Insolvency or Liquidation Proceeding to the extent that a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, letter of credit commissions (if applicable), charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Grantor to reimburse any amount in respect of any of the foregoing that any ABL Lender or Term Loan Lender, in its sole discretion, many elect to pay or advance on behalf of such Grantor.

“Patent” shall have the meaning set forth in the ABL Collateral Agreement in effect on the date hereof (whether or not such agreement is then in effect).

“Payment Collateral” shall mean all Accounts, Instruments, Chattel Paper, Letter-of-Credit Rights, Deposit Accounts (other than the Asset Sales Proceeds Account), Securities Accounts, and Payment Intangibles, together with all Supporting Obligations for ABL Priority Collateral, in each case composing a portion of the Common Collateral.

“Person” shall mean an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Pledged Collateral” shall mean the Common Collateral in the possession or control of the ABL Agent (or its agents or bailees) or the Term Loan Agents (or their respective agents or bailees), to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code.

“Refinance” shall mean, in respect of any Indebtedness, to refinance, extend, renew, retire, defease, amend, modify, supplement, amend and restate, restructure, replace, refund or repay, or to issue other Indebtedness, in exchange or replacement for, such Indebtedness in whole or in part, and, in each case, whether or not with same or different lenders, investors, arrangers, trustees or agents, as applicable. “Refinanced” and “Refinancing” shall have correlative meanings.

“Required Lenders” shall mean, with respect to any Credit Agreement, those Lenders the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of or consent to any departure from such Credit Agreement (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of the Credit Agreement).

“Second Priority Agent” shall mean, with respect to (a) any ABL Priority Collateral, the Term Loan Agents and (b) any Term Loan Priority Collateral, the ABL Agent.

“Second Priority Claims” shall mean, with respect to (a) any ABL Priority Collateral, the Term Loan Claims and (b) any Term Loan Priority Collateral, the ABL Claims.

“Second Priority Documents” shall mean, with respect to (a) any ABL Priority Collateral, the Term Loan Documents and (b) any Term Loan Priority Collateral, the ABL Loan Documents.

“Second Priority Lenders” shall mean, with respect to (a) any ABL Priority Collateral, the Term Loan Lenders and (b) any Term Loan Priority Collateral, the ABL Lenders.

“Specified ABL Hedging Agreement” shall mean a “Specified Hedge Agreement” as such term is defined in the ABL Credit Agreement as in effect on the date hereof.

“Specified Term Hedging Agreement” shall mean a “Specified Hedge Agreement” as such term is defined in the Term Loan Credit Agreement as in effect on the date hereof.

“Subsidiary” shall mean any “Subsidiary” of Holdings under (and as defined in) each of the Credit Agreements.

“Term Declined Lien” shall have the meaning set forth in Section 2.3 hereof.

“Term Lender Cash Management Obligations” shall mean “Cash Management Obligations” as such term is defined in the Term Loan Credit Agreement as in effect on the date hereof.

“Term Lender Hedging Obligations” shall mean obligations in respect of the Specified Term Hedging Agreements.

“Term Loan Agents” shall mean, collectively, (i) Citibank, N.A., in its capacity as administrative agent and collateral agent for the Term Loan Lenders under the Initial Term Loan Credit Agreement and the other Term Loan Documents entered into pursuant to the Initial Term Loan Credit Agreement, together with its successors and permitted assigns under the Initial Term Loan Credit Agreement exercising substantially the same rights and powers (the “Initial Term Loan Agent”) and (ii) each collateral agent for any Future Term Indebtedness.

“Term Loan Claims” shall mean (i) the principal amount of all Indebtedness (other than Term Lender Cash Management Obligations and Term Lender Hedging Obligations) incurred under the Term Loan Credit Agreement together with any interest, fees, attorneys fees, costs, expenses and indemnities payable on account of such principal amount or otherwise in respect of, or arising under, the Term Loan Credit Agreement or the Term Loan Documents related thereto or any of them, including all fees and expenses of the applicable Term Loan Agent thereunder, (ii) the principal amount of all Future Term Indebtedness (other than Term Lender Cash Management Obligations and Term Lender Hedging Obligations), plus any interest, fees, attorneys fees, costs, expenses and indemnities payable on account of such principal amount or otherwise in respect of, or arising under, the Term Loan Documents related to such Future Term Indebtedness, including all fees and expenses of the collateral agent for any Future Term Indebtedness, and (iii) Term Lender Cash Management Obligations and Term Lender Hedging Obligations (calculated, in the case of Term Lender Hedging Obligations at any given date, as the maximum aggregate amount then due and owing, giving effect to any netting agreements, that would be required to be paid if all Specified Term Hedging Agreements underlying such Term Lender Hedging Obligations were terminated as of such date), plus, in each case, all interest and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Term Loan Document to the extent that the claim for such interest or expense is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Term Loan Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, upon which a Lien is granted or purported to be granted to the Term Loan Agents under any of the Term Loan Collateral Documents.

“Term Loan Collateral Agreement” shall mean the Term Loan Guarantee and Collateral Agreement dated as of the date hereof, among Holdings, Merger Sub, the Company, the other Grantors, and Citibank, N.A., as administrative agent and collateral agent for the secured parties referred to therein, as amended, restated, modified or replaced from time to time.

“Term Loan Collateral Documents” shall mean the Term Loan Collateral Agreement and any security agreement, mortgage or other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Term Loan Claims or under which rights or remedies with respect to such Liens are at any time governed.

“Term Loan Credit Agreement” shall have the meaning set forth in the recitals.

“Term Loan DIP Financing Lien” shall have the meaning set forth in Section 6.1(b).

“Term Loan Documents” shall mean (i) the Term Loan Credit Agreement, the Term Loan Collateral Documents and each of the other agreements, documents and instruments providing for, evidencing or securing any Obligation under the Term Loan Credit Agreement, (ii) each agreement, document or instrument providing for or evidencing a Term Lender Hedging Obligation or Term Lender Cash Management

Obligation, (iii) any other document or instrument evidencing or governing any Future Term Indebtedness, (iv) the Term Loan Pari Passu Intercreditor Agreement, and (v) any other related document or instrument executed or delivered pursuant to any document in subclause (i), (ii), (iii) or (iv) at any time or otherwise evidencing or securing any Obligation arising under any such Term Loan Document.

“Term Loan Lenders” shall mean the Persons holding Term Loan Claims, including the Term Loan Agents.

“Term Loan Pari Passu Intercreditor Agreement” shall mean an agreement between the Term Loan Agent and each other Term Loan Agent for Future Term Indebtedness.

“Term Loan Parties” shall mean the “Loan Parties” or similar term as defined in the Term Loan Credit Agreement.

“Term Loan Priority Collateral” shall mean all Common Collateral other than ABL Priority Collateral (and specifically including the Asset Sale Proceed Account), and all collateral security and guarantees with respect to any Term Loan Priority Collateral and all cash, Money, Instruments, Securities, Financial Assets and Deposit Accounts directly received as proceeds of any Term Loan Priority Collateral (“Term Loan Priority Proceeds”); provided, however, that no proceeds of Term Loan Priority Proceeds will constitute Term Loan Priority Collateral unless such proceeds of Term Loan Priority Proceeds would otherwise constitute Term Loan Priority Collateral.

For the avoidance of doubt, except as provided in Section 2.3, under no circumstances shall any assets excluded from the Term Loan Priority Collateral pursuant to any Term Loan Document constitute Term Loan Priority Collateral.

“Term Loan Priority Proceeds” shall have the meaning set forth in the definition of “Term Loan Priority Collateral”.

“Term Loan Recovery” shall have the meaning set forth in Section 6.5.

“Term Loan Standstill Period” shall have the meaning set forth in Section 3.1(a).

“Trademark” shall have the meaning set forth in the Term Loan Collateral Agreement and the ABL Collateral Agreement, each as in effect on the date hereof.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2.     Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, renewed, restated, extended, supplemented, or otherwise modified from time to time, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) the term “or” is not exclusive. All capitalized terms not defined herein or by reference to another agreement shall have the meaning assigned to such term in the UCC. The term “Instrument” shall have the meaning specified in Article 9 of the UCC.

Section 2.      Lien Priorities.

2.1.      Subordination of Liens. Notwithstanding (i) the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Agent or the ABL Lenders on the Common Collateral, of any Liens granted to the Term Loan Agents or the Term Loan Lenders on the Common Collateral, (ii) any provision of the UCC, the Bankruptcy Code, or any applicable law or the ABL Loan Documents or the Term Loan Documents, (iii) whether the ABL Agent or a Term Loan Agent, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (iv) the fact that any such Liens may be subordinated, voided, avoided, invalidated or lapsed or (v) any other circumstance of any kind or nature whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the ABL Agent, on behalf of itself and each ABL Lender, and each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, hereby agrees that:

(a)      any Lien on the ABL Priority Collateral securing any ABL Claims now or hereafter held by or on behalf of the ABL Agent or any ABL Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the ABL Priority Collateral securing any Term Loan Claims,

(b)      any Lien on the ABL Priority Collateral securing any Term Loan Claims now or hereafter held by or on behalf of a Term Loan Agent, any Term Loan Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the ABL Priority Collateral securing any ABL Claims,

(c)      any Lien on the Term Loan Priority Collateral securing any Term Loan Claims now or hereafter held by or on behalf of a Term Loan Agent, any Term Loan Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Term Loan Priority Collateral securing any ABL Claims, and

(d)      any Lien on the Term Loan Priority Collateral securing any ABL Claims now or hereafter held by or on behalf of the ABL Agent or any ABL Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Term Loan Priority Collateral securing any Term Loan Claims.

All Liens on the ABL Priority Collateral securing any ABL Claims shall be and remain senior in all respects and prior to all Liens on the ABL Priority Collateral securing any Term Loan Claims for all purposes, whether or not such Liens securing any ABL Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person, and all Liens on the Term Loan Priority Collateral securing any Term Loan Claims shall be and remain senior in all respects and prior to all Liens on the Term Loan Priority Collateral securing any ABL Claims for all purposes, whether or not such Liens securing any Term Loan Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2.      Prohibition on Contesting Liens. The ABL Agent, for itself and on behalf of each applicable ABL Lender represented by it, and each Term Loan Agent, for itself and on behalf of each applicable Term Loan Lender represented by it, agrees that it shall not (and hereby waives any right to) take any action to challenge, contest or support any other Person in contesting or challenging, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority or enforceability of (a) a Lien securing any ABL Claims held (or purported to be held) by or on behalf of the ABL Agent or any of the ABL Lenders or any agent or trustee therefor in any Common Collateral or (b) a Lien securing any Term Loan Claims held (or purported to be held) by or on behalf of any Term Loan Agent or any of the Term Loan Lenders in any Common Collateral, as the case may be; provided, however, that nothing in this Agreement shall be construed (x) to prevent or impair the rights of the ABL Agent or any ABL Lender to enforce this Agreement (including the priority of the Liens securing the ABL Claims as provided in Section 2.1 with respect to any ABL Priority Collateral) or any of the ABL Loan Documents or (y) to prevent or impair the rights of a Term Loan Agent or any Term Loan Lender to enforce this Agreement (including the priority of the Liens securing the Term Loan Claims as provided in Section 2.1 with respect to any Term Loan Priority Collateral) or any of the Term Loan Documents.

2.3.      No New Liens.

(a)      So long as the Discharge of ABL Claims has not occurred, each Term Loan Agent agrees, for itself and on behalf of each applicable Term Loan Lender represented by it, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, that it shall not acquire or hold any Lien on any assets of the Company or any other Grantor securing any Term Loan Claims that, to the extent permissible under applicable law, are not also subject to the Lien in respect of the ABL Claims under the ABL Loan Documents; provided that this provision will not be violated with respect to any ABL Obligations if the ABL Agent is given a reasonable opportunity to accept a Lien on any asset or property and the ABL Agent states in writing that the ABL Documents in respect thereof prohibit the ABL Agent from accepting a Lien on such asset or property or the ABL Agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined Lien, an “ABL Declined Lien”). If a Term Loan Agent or any Term Loan Lender shall nonetheless acquire or hold any Lien on any collateral of a Grantor that is not also subject to the Lien in respect of the ABL Claims under the ABL Loan Documents (other than an ABL Declined Lien), then the applicable Term Loan Agent shall, to the extent permissible under applicable law, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of the ABL Agent as security for the ABL Claims (subject to the Lien priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien and in any event take such actions as may be requested by the ABL Agent to assign or release such Liens to the ABL Agent (and/or its designee) as security for the ABL Claims.

(b)      So long as the Discharge of Term Loan Claims has not occurred, the ABL Agent agrees, for itself and on behalf of each applicable ABL Lender represented by it, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, that it shall not acquire or hold any Lien on any assets of the Company or any other Grantor securing any ABL Claims that, to the extent permissible under applicable law, are not also subject to the Liens in respect of the Term Loan Claims under the Term Loan Documents; provided that this provision will not be violated with respect to any Term Loan Obligations if the applicable Term Loan Agent is given a reasonable opportunity to accept a Lien on any asset or property and such Term Loan Agent states in writing that the Term Loan Documents in respect thereof prohibit such Term Loan Agent from accepting a Lien on such asset or property or such Term Loan Agent otherwise expressly declines to accept a Lien on such asset or property (any such prohibited or declined Lien, a “Term Declined Lien”). If the ABL Agent or any ABL Lender shall nonetheless acquire or hold any Lien on any collateral of a Grantor that is not also subject to the Liens in respect of the Term Loan Claims under the Term Loan Documents (other than a Term Declined Lien), then the ABL Agent shall, to the extent permissible under applicable law, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of the Term Loan Agents as security for the Term Loan Claims (subject to the Lien priority and other terms hereof) and shall promptly notify each Term Loan Agent in writing of the existence of such Lien and in any event take such actions as may be requested by the Term Loan Agents to assign or release such Liens to the applicable Term Loan Agent (and/or its designees) as security for the applicable Term Loan Claims.

Notwithstanding anything in this Agreement to the contrary, cash and cash equivalents may be pledged to secure ABL Claims consisting of reimbursement obligations in respect of letters of credit without granting a Lien thereon to secure any other ABL Claims or any other Term Loan Claims.

To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to (i) the ABL Agent and/or the ABL Lenders or (ii) the Term Loan Agents and/or the Term Loan Lenders, each party to this Agreement agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.

2.4.      Perfection of Liens. Except for the arrangements contemplated by Section 5.5, with respect to any portion of the Common Collateral, neither the First Priority Agent nor the First Priority Lenders shall be responsible for perfecting and maintaining the perfection of Liens with respect to such Common Collateral for the benefit of the Second Priority Agent and the Second Priority Lenders. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the ABL Lenders and the Term Loan Lenders and shall not impose on the ABL Agent, the Term Loan Agents, the ABL Lenders or the Term Loan Lenders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.5.      Waiver of Marshalling.

(a)      Until the Discharge of ABL Claims, each Term Loan Agent, on behalf of itself and the applicable Term Loan Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law with respect to the ABL Priority Collateral.

(b)      Until the Discharge of Term Loan Claims, the ABL Agent, on behalf of itself and the ABL Lenders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Loan Priority Collateral or any other similar rights a junior secured creditor may have under applicable law with respect to the Term Loan Priority Collateral.

Section 3.      Enforcement.

3.1.      Exercise of Remedies.

(a)      So long as the Discharge of ABL Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, subject to Section 5.6, (i) no Term Loan Agent or Term Loan Lender will (x) Exercise Any Secured Creditor Remedies or seek to Exercise Any Secured Creditor Remedies (including setoff or recoupment) with respect to any ABL Priority Collateral, or exercise any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the ABL Priority Collateral by the ABL Agent or any ABL Lender in respect of the ABL Claims, the exercise of any right by the ABL Agent or any ABL Lender (or any agent or sub-agent on their behalf) in respect of the ABL

Claims under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which a Term Loan Agent or any Term Loan Lender either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the ABL Priority Collateral under the ABL Loan Documents or otherwise in respect of ABL Claims, so long as any proceeds received by the ABL Agent in excess of those necessary to achieve a Discharge of ABL Claims are distributed in accordance with Section 4.2 and applicable law or (z) object to the forbearance by the ABL Lenders from bringing or pursuing any foreclosure proceeding or action or any other Exercise of Any Secured Creditor Remedies relating to the ABL Priority Collateral in respect of ABL Claims and (ii) except as otherwise provided herein, the ABL Agent and the ABL Lenders shall have the exclusive right to enforce rights, exercise remedies (including setoff and, subject to clause (C) of the proviso in Section 3.1(b), the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the ABL Priority Collateral without any consultation with or the consent of any Term Loan Agent or any Term Loan Lender; provided, however, that in the case of the foregoing clauses (i) and (ii), (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, a Term Loan Agent may file a proof of claim or statement of interest with respect to the applicable Term Loan Claims and may file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Term Loan Lenders, including any claims secured by the ABL Priority Collateral, in accordance with the terms of this Agreement, (B) a Term Loan Agent may take any action (not adverse to the prior Liens on the ABL Priority Collateral securing the ABL Claims, or the rights of the ABL Agent or the ABL Lenders to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the ABL Priority Collateral and (C) a Term Loan Agent or any Term Loan Lender may bid for or purchase ABL Priority Collateral at any public, private or judicial foreclosure on such Collateral initiated by the ABL Agent or any sale of ABL Priority Collateral during an Insolvency or Liquidation proceeding (provided that such bid may not include a “credit bid” in respect of any Term Loan Claims unless the cash proceeds of such bid are otherwise sufficient to cause the Discharge of ABL Claims); provided, further, that a Term Loan Agent or any Term Loan Lender may exercise any or all of such rights, powers, or remedies after a period of at least 180 days has elapsed since the later of: (i) the date on which a Term Loan Agent declared the existence of an “Event of Default” under the applicable Term Loan Documents, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all Term Loan Obligations, and demanded payment thereof and (ii) the date on which the ABL Agent has received notice thereof from such Term Loan Agent (such notice, a “Term Loan Enforcement Notice”); provided, further, however, that neither any Term Loan Agent nor any other Term Loan Lender shall exercise any rights or remedies with respect to the ABL Priority Collateral if, notwithstanding the expiration of such 180-day period, the ABL Agent or the other ABL Lenders (A) shall have commenced, whether before or after the expiration of such 180-day period, and be diligently pursuing the exercise of their rights, powers, or remedies with respect to all or any material portion of the ABL Priority Collateral (prompt written notice of such exercise to be given to the Term Loan Agents), or (B) shall have been stayed by operation of law or any court order from pursuing any such exercise of remedies (the period during which the Term Loan Agents and the Term Loan Lenders may not pursuant to this Section 3.1(a) exercise any rights, powers, or remedies with respect to the ABL Priority Collateral, the “Term Loan Standstill Period”). In exercising rights and remedies with respect to the ABL Priority Collateral, the ABL Agent and the ABL Lenders may enforce the provisions of the ABL Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of ABL Priority Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the uniform commercial code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)      So long as the Discharge of Term Loan Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, subject to and without limiting the rights of the ABL Agent under Section 5.6, (i) neither the ABL Agent nor any ABL Lender will (x) Exercise Any Secured Creditor Remedies or seek to Exercise Any Secured Creditor Remedies (including setoff or recoupment) with respect to any Term Loan Priority Collateral, or exercise any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Term Loan Priority Collateral by a Term Loan Agent or any Term Loan Lender in respect of the Term Loan Claims, the exercise of any right by a Term Loan Agent or any Term Loan Lender (or any agent or sub-agent on their behalf) in respect of the Term Loan Claims, under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the ABL Agent or any ABL Lender either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Term Loan Priority Collateral under the Term Loan Documents or otherwise in respect of Term Loan Claims, so long as any proceeds received by such Term Loan Agent in excess of those necessary to achieve a Discharge of Term Loan Claims are distributed in accordance with Section 4.3 and applicable law or (z) object to the forbearance by the Term Loan Lenders from bringing or pursuing any foreclosure proceeding or action or any other Exercise of Any Secured Creditor Remedies relating to the Term Loan Priority Collateral in respect of Term Loan Claims and (ii) except as otherwise provided herein, the Term Loan Agents and the Term Loan Lenders shall have the exclusive right to enforce rights, exercise remedies (including setoff and, subject to clause (C) of the proviso in Section 3.1(a), the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Term Loan Priority Collateral without any consultation with or the consent of the ABL Agent or any ABL Lender; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, the ABL Agent may file a proof of claim or statement of interest with respect to the applicable ABL Claims and may file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the ABL Lenders, including any claims secured by the Term Loan Priority Collateral, in accordance with the terms of this Agreement, (B) the ABL Agent may take any action (not adverse to the prior Liens on the Term Loan Priority Collateral securing the Term Loan Claims, or the rights of the Term Loan Agents or the

Term Loan Lenders to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Term Loan Priority Collateral and (C) the ABL Agent or any ABL Lender may bid for or purchase Term Loan Priority Collateral at any public, private or judicial foreclosure on such Collateral initiated by any Term Loan Agent or any sale of Term Loan Priority Collateral during an Insolvency or Liquidation proceeding (provided that such bid may not include a “credit bid” in respect of any ABL Claims unless the cash proceeds of such bid are otherwise sufficient to cause the Discharge of Term Loan Claims); provided, further, that the ABL Agent or any ABL Lender may exercise any or all of such rights, powers, or remedies after a period of at least 180 days has elapsed since the later of: (i) the date on which the ABL Agent declared the existence of an “Event of Default” under the applicable ABL Loan Documents, accelerated (to the extent such amount was not already due and owing) the payment of the principal amount of all ABL Claims under the ABL Credit Agreement, and demanded payment thereof and (ii) the date on which each of the Term Loan Agents have received notice thereof from the ABL Agent (such notice, an “ABL Enforcement Notice”); provided, further, however, that neither the ABL Agent nor any other ABL Lender shall exercise any rights or remedies with respect to the Term Loan Priority Collateral if, notwithstanding the expiration of such 180-day period, the Term Loan Agents or the other Term Loan Lenders (A) shall have commenced, whether before or after the expiration of such 180-day period, and be diligently pursuing the exercise of their rights, powers, or remedies with respect to all or any material portion of the Term Loan Priority Collateral (prompt written notice of such exercise to be given to the ABL Agent), or (B) shall have been stayed by operation of law or any court order from pursuing any such exercise of remedies (the period during which the ABL Agent and the ABL Lenders may not pursuant to this Section 3.1(b) exercise any rights, powers, or remedies with respect to the Term Loan Priority Collateral, the “ABL Standstill Period”). In exercising rights and remedies with respect to the Term Loan Priority Collateral, the Term Loan Agents and the Term Loan Lenders may enforce the provisions of the Term Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion consistent with the terms of the Term Loan Documents. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Term Loan Priority Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the uniform commercial code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(c)      So long as the Discharge of ABL Claims has not occurred, each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, agrees that it will not take or receive any ABL Priority Collateral or any proceeds of ABL Priority Collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any ABL Priority Collateral. Without limiting the generality of the foregoing, unless and until the Discharge of ABL Claims has occurred, except as expressly provided in the provisos in each of Section 3.1(a) and Section 6.3(c)(i)(1), the sole right of each Term Loan Agent and the Term Loan Lenders with respect to the ABL Priority Collateral is to hold a Lien on the ABL Priority Collateral pursuant to the Term Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of ABL Claims has occurred. So long as the Discharge of Term Loan Claims has not occurred, the ABL Agent, on behalf of itself and each applicable ABL Lender, agrees that it will not take or receive any Term Loan Priority Collateral or any proceeds of Term Loan Priority Collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Term Loan Priority Collateral. Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Claims has occurred, except as expressly provided in the provisos in each of Section 3.1(b) and Section 6.3(c)(ii)(1), the sole right of the ABL Agent and the ABL Lenders with respect to the Term Loan Priority Collateral is to hold a Lien on the Term Loan Priority Collateral pursuant to the ABL Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Term Loan Claims has occurred.

(d)      Subject to the provisos in each of Section 3.1(a) and Section 5.6, each Term Loan Agent, for itself and on behalf of each applicable Term Loan Lender, (i) agrees that the Term Loan Agents and the Term Loan Lenders will not take any action that would hinder any Exercise of Any Secured Creditor Remedies undertaken by the ABL Agent or the ABL Lenders with respect to the ABL Priority Collateral under the ABL Loan Documents, including any sale, lease, exchange, transfer or other disposition of the ABL Priority Collateral, whether by foreclosure or otherwise, and (ii) hereby waives any and all rights it or any such Term Loan Lender may have as a junior lien creditor or otherwise to object to the manner in which the ABL Agent or the ABL Lenders seek to enforce or collect the ABL Claims with respect to the ABL Priority Collateral or the Liens granted in any of the ABL Priority Collateral, regardless of whether any action or failure to act by or on behalf of the ABL Agent or ABL Lenders is adverse to the interests of the Term Loan Lenders. Subject to the provisos in each of Section 3.1(b) and Section 5.6, the ABL Agent, for itself and on behalf of each applicable ABL Lender, (i) agrees that the ABL Agent and the ABL Lenders will not take any action that would hinder any Exercise of Any Secured Creditor Remedies undertaken by any Term Loan Agent or the Term Loan Lenders with respect to the Term Loan Priority Collateral under the Term Loan Documents, including any sale, lease, exchange, transfer or other disposition of the Term Loan Priority Collateral, whether by foreclosure or otherwise, and (ii) hereby waives any and all rights it or any ABL Lender may have as a junior lien creditor or otherwise to object to the manner in which the Term Loan Agents or the Term Loan Lenders seek to enforce or collect the Term Loan Claims with respect to the Term Loan Priority Collateral or the Liens granted in any of the Term Loan Priority Collateral, regardless of whether any action or failure to act by or on behalf of the Term Loan Agents or Term Loan Lenders is adverse to the interests of the ABL Lenders.

(e)      Each Term Loan Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Term Loan Document shall be deemed to restrict in any way the rights and remedies of the ABL Agent or the ABL Lenders with respect to the ABL Priority Collateral as set forth in this Agreement and the ABL Loan Documents. The ABL Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable ABL Loan Document shall be deemed to restrict in any way the rights and remedies of the Term Loan Agents or the Term Loan Lenders with respect to the Term Loan Priority Collateral as set forth in this Agreement and the Term Loan Documents.

(f)      Each Term Loan Agent, on behalf of the Term Loan Lenders represented by it, agrees not to Exercise Any Secured Creditor Remedies until a Term Loan Enforcement

Notice has been given to the ABL Agent. The ABL Agent, on behalf of the ABL Lenders represented by it, agrees not to Exercise Any Secured Creditor Remedies until an ABL Enforcement Notice has been given to the Designated Term Loan Agent.

3.2.      Cooperation.

(a)      Subject to the provisos in Section 3.1(a), each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, agrees that, unless and until the Discharge of ABL Claims has occurred, it will not commence, or join with any Person (other than the ABL Lenders or the ABL Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the ABL Priority Collateral under any of the applicable Term Loan Documents or otherwise in respect of the applicable Term Loan Claims relating to the ABL Priority Collateral.

(b)      Subject to the provisos in Section 3.1(b), the ABL Agent, on behalf of itself and each ABL Lender, agrees that, unless and until the Discharge of Term Loan Claims has occurred, it will not commence, or join with any Person (other than the Term Loan Lenders or the Term Loan Agents upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Term Loan Priority Collateral under any of the applicable ABL Loan Documents or otherwise in respect of the applicable ABL Claims relating to the Term Loan Priority Collateral.

3.3.      Actions Upon Breach.

(a)      If any Term Loan Lender, in contravention of the terms of this Agreement, in any way takes or attempts or threatens to take any action with respect to the ABL Priority Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement except as provided in the provisos to Section 3.1(a)), this Agreement shall create an irrebuttable presumption and admission by such Term Loan Lender that relief against such Term Loan Lender by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the ABL Lenders, it being understood and agreed by each Term Loan Agent on behalf of each applicable Term Loan Lender that (i) the ABL Lenders’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Term Loan Lender waives any defense that the Grantors and/or the ABL Lenders cannot demonstrate damage and/or be made whole by the awarding of damages.

(b)      If any ABL Lender, in contravention of the terms of this Agreement, in any way takes or attempts or threatens to take any action with respect to the Term Loan Priority Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement except as provided in the provisos to Section 3.1(b)), this Agreement shall create an irrebuttable presumption and admission by such ABL Lender that relief against such ABL Lender by injunction, specific performance and/or other appropriate equitable relief is necessary to prevent irreparable harm to the Term Loan Lenders, it being understood and agreed by the ABL Agent on behalf of each applicable ABL Lender that (i) the Term Loan Lenders’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each

ABL Lender waives any defense that the Grantors, the Term Loan Lenders cannot demonstrate damage and/or be made whole by the awarding of damages.

Section 4.      Payments.

4.1.      Revolving Nature of ABL Claims. Each Term Loan Agent, for and on behalf of itself and each applicable Term Loan Lender, expressly acknowledges and agrees that (i) as of the date hereof, the ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent under the ABL Credit Agreement and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Payment Collateral or Cash Collateral or the release of any Lien by the ABL Agent upon any portion of the Common Collateral in connection with a permitted disposition under the ABL Credit Agreement shall constitute the exercise of remedies prohibited under this Agreement; (ii) subject to the limitations set forth herein, the amount of the ABL Claims that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Claims may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Claims may be increased and, subject to Section 9.3, replaced or Refinanced, in each event, without notice to or consent by the Term Loan Lenders and without affecting the provisions hereof; and (iii) all Payment Collateral or Cash Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Claims at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Lender) commences the Exercise of Any Secured Creditor Remedies with respect to any of the Common Collateral, all amounts received by the ABL Agent or any ABL Lender in respect of any ABL Claims shall be applied as specified in this Section 4. The Lien priority set forth in this Agreement shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or Refinancing of the ABL Claims, the Term Loan Claims, or any portion thereof, in each case, in accordance with Section 9.3 (to the extent applicable).

4.2.      Application of Proceeds of ABL Priority Collateral. The ABL Agent, on behalf of itself and each ABL Lender, and each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, hereby agrees that the ABL Priority Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such ABL Priority Collateral upon the Exercise of Any Secured Creditor Remedies:

first, shall be applied to the payment of the ABL Claims in accordance with the ABL Loan Documents until a Discharge of ABL Claims has occurred,

second, shall be delivered to the Designated Term Loan Agent for application to the payment of the Term Loan Claims in accordance with the Term Loan Documents until a Discharge of Term Loan Claims has occurred, third, if the Junior Lien Intercreditor Agreement is then in effect, shall be delivered to the Designated Junior Lien Representative (as defined in the Junior Lien Intercreditor Agreement) for application to the payment of Future Junior Lien Indebtedness in accordance with the Junior Lien Intercreditor Agreement until a Discharge of Junior Lien Obligations (as defined in the Junior Lien Intercreditor Agreement) has occurred, and fourth, the balance, if any, shall be delivered to the Grantors or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

4.3.      Application of Proceeds of Term Loan Priority Collateral. The ABL Agent, on behalf of itself and each applicable ABL Lender, and each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, hereby agrees that the Term Loan Priority Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Term Loan Priority Collateral upon the Exercise of Any Secured Creditor Remedies:

first, shall be applied to the payment of the Term Loan Claims in accordance with the Term Loan Documents until a Discharge of Term Loan Claims has occurred,

second, shall be delivered to the ABL Agent for application to the payment of the ABL Claims in accordance with the ABL Loan Documents until a Discharge of ABL Claims has occurred,

third, if the Junior Lien Intercreditor Agreement is then in effect, shall be delivered to the Designated Junior Lien Representative (as defined in the Junior Lien Intercreditor Agreement) for application to the payment of Future Junior Lien Indebtedness in accordance with the Junior Lien Intercreditor Agreement until a Discharge of Junior Lien Obligations (as defined in the Junior Lien Intercreditor Agreement) has occurred, and fourth, the balance, if any, shall be delivered to the Grantors or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

4.4.      Payments Over.

(a)      Any ABL Priority Collateral or proceeds thereof received by a Term Loan Agent or any Term Loan Lender in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the ABL Priority Collateral shall be segregated and held in trust for the benefit of and forthwith paid over to the ABL Agent (and/or its designees) for the benefit of the ABL Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The ABL Agent is hereby authorized to make any such endorsements as agent for each Term Loan Agent or any such Term Loan Lender. This authorization is coupled with an interest and is irrevocable.

(b)      Any Term Loan Priority Collateral or proceeds thereof received by the ABL Agent or any ABL Lender in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the Term Loan Priority Collateral shall be segregated and held in trust for the benefit of and forthwith paid over to the Designated Term Loan Agent (and/or its designees) for the benefit of the Term Loan Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Designated Term Loan Agent is hereby authorized to make any such endorsements as agent for the ABL Agent or any such ABL Lender. This authorization is coupled with an interest and is irrevocable.

(c)      Promptly upon the Discharge of ABL Claims, the ABL Agent shall deliver written notice confirming the same to the Term Loan Agents; provided that the failure to give any such notice shall not result in any liability of the ABL Agent or the other ABL Lenders hereunder or in the modification, alteration, impairment, or waiver of the rights of any party hereunder. Promptly upon the Discharge of Term Loan Claims, the Term Loan Agents shall deliver written notice confirming the same to the ABL Agent; provided that the failure to give any such notice shall not result in any liability of the Term Loan Agents or the other Term Loan Lenders hereunder or in the modification, alteration, impairment, or waiver of the rights of any party hereunder.

4.5.      Set-Off and Tracing of and Priorities in Proceeds.

(a)      Each Term Loan Agent, on behalf of the Term Loan Lenders represented by it, acknowledges and agrees that, to the extent such Term Loan Agent or any other Term Loan Lender exercises its rights of set-off against any ABL Priority Collateral, the amount of such set-off shall be held and distributed pursuant to Section 4.2. The ABL Agent, on behalf of the ABL Lenders represented by it, acknowledges and agrees that, to the extent the ABL Agent or any other ABL Lender exercises its rights to set-off against any Term Loan Priority Collateral, the amount of such set-off shall be held and distributed pursuant to Section 4.3.

(b)      The ABL Agent, for itself and on behalf of each other ABL Lender represented by it, and each Term Loan Agent, for itself and on behalf of each other Term Loan Lender represented by it, agree that prior to an issuance of an ABL Enforcement Notice or Term Loan Enforcement Notice (as applicable) or the commencement of any Insolvency or Liquidation Proceeding, any proceeds of Collateral, whether or not deposited under Account Agreements, used by any Grantor to acquire property constituting Collateral shall not (solely as between the ABL Agent and the Term Loan Agents and as between the ABL Lenders and the Fixed Asset Lenders) be treated as proceeds of Collateral for purposes of determining the relative priorities of the ABL Lenders and the Term Loan Lenders in the Collateral so acquired.

(c)      Unless and until the earlier of (w) the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, (x) Discharge of ABL Claims occurs (y) the delivery of an ABL Enforcement Notice to the Designated Term Loan Agent or (z) the delivery of a Term Loan Enforcement Notice to the ABL Agent, the ABL Agent is hereby permitted to deem all collections and payments deposited in any Deposit Account subject to an Account Agreement in favor of the ABL Agent to be proceeds of ABL Priority Collateral and the Term Loan Agent and the other Term Loan Lenders each consents to the application of such funds to the ABL Claims, and no such funds credited to any such Deposit Account shall be subject to disgorgement or be deemed to be held in trust by the ABL Agent for the benefit of the Term Loan Agents and the other Term Loan Lenders (and all claims of the Term Loan Agents and the other Term Loan Lenders to such amounts are hereby waived); provided, however, that the provisions of this Section 4.5(c) shall not be applicable to any proceeds of Term Loan Priority Collateral so deposited into any Deposit Account if prior to such deposit a Term Loan Agent shall have notified the ABL Agent of such proceeds to be deposited.

(d)      Except as otherwise provided in Section 4.5(c) above, the ABL Agent, on behalf of itself and the ABL Lenders represented by it, and each Term Loan Agent, on behalf of itself and the Term Loan Lenders represented by it, agrees that after an issuance of an ABL Enforcement Notice or Term Loan Enforcement Notice, each such Person shall cooperate in good faith to identify the proceeds of the ABL Priority Collateral and the Term Loan Priority Collateral, as the case may be (it being agreed that after an issuance of an ABL Enforcement Notice, unless the ABL Agent has actual knowledge to the contrary, all funds deposited under Account Agreements and then applied to the ABL Claims shall be presumed to be ABL Priority Collateral (a presumption that can be rebutted by any Term Loan Agent); provided, however, that neither any ABL Lender nor any Term Loan Lender shall be liable or in any way responsible for any claims or damages from conversion of the ABL Priority Collateral or Term Loan Priority Collateral, as the case may be (it being understood and agreed that (A) the only obligation of any ABL Lender is to pay over to the Designated Term Loan Agent, in the same form as received, with any necessary endorsements, all proceeds that such ABL Lender received that have been identified as proceeds of the Term Loan Priority Collateral and (B) the only obligation of any Term Loan Lender is to pay over to the ABL Agent, in the same form as received, with any necessary endorsements, all proceeds that such Term Loan Lender received that have been identified as proceeds of the ABL Priority Collateral). The ABL Agent and the Term Loan Agents may request from the other agents an accounting of the identification of the proceeds of Collateral (and the ABL Agent and the Term Loan Agents, as the case may be, upon which such request is made shall deliver such accounting reasonably promptly after such request is made).

4.6.      Application of Proceeds of Mixed Collateral. Notwithstanding anything to the contrary contained above, but subject to Section 4.5, or in the definition of ABL Priority Collateral or Term Loan Priority Collateral, in the event that Proceeds of Common Collateral are received from (or are otherwise attributable to the value of) a sale or other disposition of Common Collateral that involves a combination of ABL Priority Collateral and Term Loan Priority Collateral, the portion of such Proceeds that shall be allocated as Proceeds of ABL Priority Collateral for purposes of this Agreement shall be an amount equal to the net book value of such ABL Priority Collateral (except in the case of Accounts, which amount shall be equal to the face amount of such Accounts). In addition, notwithstanding anything to the contrary contained above or in the definition of ABL Priority Collateral or Term Loan Priority Collateral, to the extent Proceeds of Common Collateral are Proceeds received from (or are otherwise attributable to the value of) the sale or disposition of all or substantially all of the Equity Interests of any Subsidiary of Holdings that is a Grantor or all or substantially all of the assets of any such Subsidiary, such Proceeds shall constitute (1) first, in an amount equal to the face amount of the Accounts (excluding any Term Loan Priority Proceeds), cash in Deposit Accounts and Securities Accounts (other than the Asset Sale Proceeds Account and all cash, checks and other property held therein or credited thereto or any other account that holds only Term Loan Priority Proceeds), and the net book value of the Inventory owned by such Subsidiary at the time of such sale, ABL Priority Collateral and (2) second, to the extent in excess of the amounts described in preceding clause (1), Term Loan Priority Collateral. In the event that amounts are received in respect of Equity Interests of or intercompany loans issued to any Grantor in an Insolvency or Liquidation Proceeding, such amounts shall be deemed to be Proceeds received from a sale or disposition of ABL Priority Collateral and Term Loan Priority Collateral and shall be allocated as Proceeds of ABL Priority Collateral and Term Loan Priority Collateral in proportion to the

ABL Priority Collateral and Term Loan Priority Collateral owned at such time by the issuer of such Equity Interests (with such proportion to be determined in the same manner as is set forth in the immediately preceding sentence as it relates to a sale or disposition of Equity Interests).

Section 5.      Other Agreements.

5.1.     Releases.

(a)      If, at any time any Grantor or the holder of any ABL Claim delivers notice to the Term Loan Agents that any specified ABL Priority Collateral is sold, transferred or otherwise disposed of (including for such purpose, in the case of the sale of Equity Interests in any Subsidiary, any ABL Priority Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof):

(i)      by the owner of such ABL Priority Collateral in a transaction permitted under the ABL Credit Agreement and the Term Loan Credit Agreement and not prohibited under any other ABL Loan Document (if any) and Term Loan Document (if any); or

(ii)      during the existence of any Event of Default under (and as defined in) the ABL Credit Agreement by the owner of such ABL Priority Collateral (to the extent the ABL Agent has consented to such sale, transfer or disposition) or by the ABL Agent in connection with the Exercise of Any Secured Creditor Remedies;

then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Term Loan Lenders upon such ABL Priority Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such ABL Priority Collateral securing ABL Claims are released and discharged. Upon delivery to each Term Loan Agent of a notice from the ABL Agent stating that any release of Liens by the ABL Agent securing or supporting the ABL Claims on any ABL Priority Collateral has become effective (or shall become effective upon each Term Loan Agent’s release), each Term Loan Agent will promptly execute, file and deliver such instruments, releases, termination statements or other documents (including UCC-3 termination statements, mortgage releases and termination of USPTO and copyright filings) confirming such release on customary terms at the expense of the Company.

Each Term Loan Agent, for itself and on behalf of each applicable Term Loan Lender, hereby irrevocably constitutes and appoints the ABL Agent and any officer or agent of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Term Loan Agent or such Term Loan Lender or in the ABL Agent’s own name, from time to time in the ABL Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1(a), to take any and all appropriate action and to execute any and all documents and instruments and make filings that may be necessary or desirable to accomplish the purposes of this Section 5.1(a), including filing any termination statements, endorsements or other instruments of transfer or release; provided that the ABL Agent shall not exercise such power of attorney unless the Term Loan Agents have failed to comply with their obligations under this Section 5.1 within two Business Days after demand by the ABL Agent. This power is coupled with an interest and is irrevocable.

(b)      Subject to Section 5.6, if, at any time any Grantor or the holder of any Term Loan Claim delivers notice to the ABL Agent that any specified Term Loan Priority Collateral (including all or substantially all of the Equity Interests of a Grantor or any of its Subsidiaries) (including for such purpose, in the case of the sale of Equity Interests in any Subsidiary, any Term Loan Priority Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) is sold, transferred or otherwise disposed of:

(i)      by the owner of such Term Loan Priority Collateral in a transaction permitted under the Term Loan Credit Agreement and the ABL Credit Agreement and not prohibited under any other Term Loan Document (if any) and ABL Loan Document (if any); or

(ii)      during the existence of any Event of Default under (and as defined in) the Term Loan Credit Agreement (or any other Credit Agreement governing Future Term Indebtedness) by the owner of such Term Loan Priority Collateral (to the extent the applicable Term Loan Agents have consented to such sale, transfer or disposition) or by a Term Loan Agent in connection with the Exercise of Any Secured Creditor Remedies;

then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the ABL Lenders upon such Term Loan Priority Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Term Loan Priority Collateral securing Term Loan Claims are released and discharged. Upon delivery to the ABL Agent of a notice from the applicable Term Loan Agent stating that any release of Liens by the Term Loan Agents securing or supporting the Term Loan Claims on any Term Loan Priority Collateral has become effective (or shall become effective upon the ABL Agent’s release), the ABL Agent will promptly execute, file and deliver such instruments, releases, termination statements or other documents (including UCC-3 termination statements, mortgage releases and termination of USPTO and copyright filings) confirming such release on customary terms at the expense of the Company.

The ABL Agent, for itself and on behalf of each applicable ABL Lender, hereby irrevocably constitutes and appoints each Term Loan Agent and any officer or agent of such Term Loan Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the ABL Agent or such ABL Lender or in such Term Loan Agent’s own name, from time to time in such Term Loan Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1(b), to take any and all appropriate action and to execute any and all documents and instruments and make any filings that may be necessary or desirable to accomplish the purposes of this Section 5.1(b), including filing any termination statements, endorsements or other instruments of transfer or release; provided that the applicable Term Loan Agent shall not exercise such power of attorney unless the ABL Agent has failed to comply with their obligations under this Section 5.1 within two Business Days after demand by the applicable Term Loan Agent. This power is coupled with an interest and is irrevocable.

(c)      Unless and until the Discharge of ABL Claims has occurred, each Term Loan Agent, for itself and on behalf of each applicable Term Loan Lender, hereby consents to the application, whether prior to or after a default, of proceeds of ABL Priority Collateral to the repayment of ABL Claims pursuant to the ABL Credit Agreement; provided that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Term Loan Agents or the Term Loan Lenders to receive proceeds in connection with the Term Loan Claims not otherwise in contravention of this Agreement.

(d)      Unless and until the Discharge of Term Loan Claims has occurred, the ABL Agent, for itself and on behalf of each applicable ABL Lender, hereby consents to the application, whether prior to or after a default, of proceeds of Term Loan Priority Collateral to the repayment of Term Loan Claims pursuant to the Term Loan Credit Agreement; provided that nothing in this Section 5.1(d) shall be construed to prevent or impair the rights of the ABL Agent or the ABL Lenders to receive proceeds in connection with the ABL Claims not otherwise in contravention of this Agreement.

5.2.     Insurance.

(a)      Proceeds of Common Collateral include insurance proceeds and, therefore, the Lien priority set forth in this Agreement shall govern the ultimate disposition of casualty insurance proceeds.

(b)      Unless and until the Discharge of ABL Claims has occurred, the ABL Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the ABL Loan Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of ABL Claims has occurred, all proceeds of any such policy and any such award if in respect of the ABL Priority Collateral shall be paid in accordance with the terms of Section 4.2. If a Term Loan Agent or any Term Loan Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in respect of ABL Priority Collateral in contravention of this Agreement, it shall pay such proceeds over to the ABL Agent in accordance with the terms of Section 4.4. Unless and until the Discharge of Term Loan Claims has occurred, all proceeds of any such policy and any such award if in respect of the Term Loan Priority Collateral shall be paid in accordance with the terms of Section 4.3. If the ABL Agent or any ABL Lender shall, at any time, receive any proceeds of any such insurance policy or any such award in respect of Term Loan Priority Collateral, it shall pay such proceeds over to the Designated Term Loan Agent in accordance with the terms of Section 4.4.

5.3.     Amendments to ABL Loan Documents and Term Loan Documents.

(a)      Each Term Loan Agent, on behalf of itself and the applicable Term Loan Lenders, hereby agrees that, without affecting the obligations of the Term Loan Agents and the Term Loan Lenders hereunder, the ABL Agent and the ABL Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to a Term Loan Agent or any Term Loan Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to a Term Loan Agent or any Term Loan Lender or impairing or releasing the lien subordination provided for herein or other provisions of this Agreement, amend, restate, supplement, replace, Refinance (in compliance with Section 5.3(c)), extend, consolidate, restructure, or otherwise modify any of the ABL Loan Documents in any manner whatsoever (in compliance with Section 9.3, to the extent applicable), including, to:

(i)      change the manner, place, time, or terms of payment or renew or alter or increase, all or any of the Obligations under the ABL Loan Documents or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Obligations under the ABL Loan Documents or any of the ABL Loan Documents;

(ii)      retain or, subject to Section 2.3, obtain a Lien on any property of any Person to secure any of the ABL Claims, and in connection therewith to enter into any additional ABL Loan Documents;

(iii)      amend, or grant any waiver, compromise, or, subject to Section 5.1, release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Claims;

(iv)      subject to Section 5.1, release its Lien on any Common Collateral or other property;

(v)      exercise or refrain from exercising any rights against the Company, any Grantor, or any other Person;

(vi)      retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Claims; and

(vii)      otherwise manage and supervise the ABL Claims as the ABL Agent shall deem appropriate.

(b)      The ABL Agent, on behalf of itself and the ABL Lenders, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Lenders hereunder, each Term Loan Agent and the Term Loan Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Lender (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Lender or impairing or releasing the lien subordination provided for herein or other provisions of this Agreement, amend, restate, supplement, replace, Refinance (in compliance with Section 5.3(c)), extend, consolidate, restructure, or otherwise modify any of the Term Loan Documents in any manner whatsoever (in compliance with Section 9.3, to the extent applicable), including, to:

(i)      change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Obligations under the Term Loan Documents or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Obligations under the Term Loan Documents or any of the Term Loan Documents;

(ii)      retain or, subject to Section 2.3, obtain a Lien on any property of any Person to secure any of the Term Loan Claims, and in connection therewith to enter into any additional Term Loan Documents;

(iii)      amend, or grant any waiver, compromise, or, subject to Section 5.1, release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Term Loan Claims;

(iv)      subject to Section 5.1, release its respective Lien on any Common Collateral or other property;

(v)      exercise or refrain from exercising any rights against the Company, any Grantor, or any other Person;

(vi)      retain or obtain the primary or secondary obligation of any other Person with respect to any of the Term Loan Claims; and

(vii)      otherwise manage and supervise the Term Loan Claims as the applicable Term Loan Agent shall deem appropriate.

(c)      The ABL Claims and the Term Loan Claims may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the Refinancing transaction under any ABL Loan Document or any Term Loan Document) of the ABL Agent, the ABL Lenders, the Term Loan Agents or the Term Loan Lenders, as the case may be, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, however, that the holders of such Refinancing indebtedness (or an authorized agent or trustee on their behalf) comply with Section 9.3 (to the extent applicable), and any such Refinancing transaction shall be in accordance with any applicable provisions of the ABL Loan Documents and the Term Loan Documents.

(d)      In the event that the ABL Agent or the ABL Lenders enter into any amendment, waiver or consent in respect of or replace any of the ABL Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any ABL Collateral Document or changing in any manner the rights of the ABL Agent, the ABL Lenders, the Company or any other Grantor thereunder in respect of the ABL Priority Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable Term Loan Collateral Document (but solely as to ABL Priority Collateral) without the consent of any Term Loan Agent or any Term Loan Lender and without any action by the Term Loan Lenders, the Company or any other Grantor; provided that such amendment, waiver or consent may not materially adversely affect the rights of the applicable Term Loan Lenders or the interests of the applicable Term Loan Lenders in the ABL Priority Collateral unless the rights and interests of all other creditors of the Company or such Grantor, as the case may be, that have a security interest in the affected collateral are affected in a like or similar manner (without regard to the fact that the Lien of such ABL Collateral Document is senior to the Lien of the comparable Term Loan Collateral Document). The ABL Agent shall give written notice of such amendment, waiver or consent to the Term Loan Agents within 10 Business Days of the effectiveness thereof; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Term Loan Collateral Document as set forth in this Section 5.3(d).

(e)      In the event that a Term Loan Agent or the Term Loan Lenders enter into any amendment, waiver or consent in respect of or replace any of the Term Loan Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Term Loan Collateral Document or changing in any manner the rights of the Term Loan Agents, the Term Loan Lenders, the Company or any other Grantor thereunder in respect of the Term Loan Priority Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of each comparable ABL Collateral Document (but solely as to Term Loan Priority Collateral) without the consent of the ABL Agent or any ABL Lender and without any action by the ABL Lenders, the Company or any other Grantor; provided that such amendment, waiver or consent may not materially adversely affect the rights of the ABL Lenders or the interests of the ABL Lenders in the Term Loan Priority Collateral unless the rights and interests of all other creditors of the Company or such Grantor, as the case may be, that have a security interest in the affected collateral are affected in a like or similar manner (without regard to the fact that the Lien of such Term Loan Collateral Document is senior to the Lien of the comparable ABL Collateral Document). The applicable Term Loan Agent shall give written notice of such amendment, waiver or consent to the ABL Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any ABL Collateral Document as set forth in this Section 5.3(e).

5.4.      Rights As Unsecured Creditors. Except as specifically set forth in this Agreement, the Second Priority Agents and the Second Priority Lenders may exercise rights and remedies as an unsecured creditor against Holdings, the Company or any Subsidiary that has guaranteed the Second Priority Claims in accordance with the terms of the applicable Second Priority Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by any Second Priority Agent or any Second Priority Lender of the required payments of interest and principal so long as such receipt is not the direct or indirect result of (a) the exercise by any Second Priority Agent or any Second Priority Lender of rights or remedies as a secured creditor (including setoff and recoupment) in respect of the applicable portion of the Common Collateral or (b) enforcement in contravention of this Agreement of any Lien in respect of Second Priority Claims held by any of them. In the event any Second Priority Agent or any Second Priority Lender becomes a judgment lien creditor or other secured creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Claims or otherwise, such judgment or other lien shall be subordinated to the Liens securing First Priority Claims on the same basis as the other Liens securing the Second Priority Claims are so subordinated to such Liens securing First Priority Claims under this Agreement.

5.5.      First Priority Agent as Gratuitous Bailee for Perfection.

(a)      The ABL Agent agrees to hold the Pledged Collateral that is part of the ABL Priority Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for each Term Loan Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Term Loan Collateral Documents, subject to the terms and conditions of this Section 5.5 (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(5) and 9-313(c) of the UCC). Each Term Loan Agent agrees to hold the Pledged Collateral that is part of the Term Loan Priority Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the ABL Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the ABL Collateral Documents, subject to the terms and conditions of this Section 5.5 (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2), 9-104(a)(5) and 9-313(c) of the UCC).

(b)      The ABL Agent agrees to hold the Deposit Account Collateral that is part of the Collateral and controlled by the ABL Agent as gratuitous agent for each Term Loan Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Term Loan Collateral Documents, subject to the terms and conditions of this Section 5.5.

(c)      Except as otherwise specifically provided herein (including Sections 3.1, 4 and 8.2), until the Discharge of ABL Claims has occurred, the ABL Agent shall be entitled to deal with the Pledged Collateral constituting ABL Priority Collateral in accordance with the terms of the ABL Loan Documents as if the Liens under the Term Loan Collateral Documents did not exist. The rights of each Term Loan Agent and the Term Loan Lenders with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement. Except as otherwise specifically provided herein (including Sections 3.1, 4 and 8.2), until the Discharge of Term Loan Claims has occurred, each Term Loan Agent shall be entitled to deal with the Pledged Collateral constituting Term Loan Priority Collateral in accordance with the terms of the Term Loan Documents as if the Liens under the ABL Collateral Documents did not exist. The rights of the ABL Agent and the ABL Lenders with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d)      The First Priority Agent shall have no obligation whatsoever to any Second Priority Agent or any Second Priority Lender to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the applicable portion of the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of the First Priority Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee (and with respect to Deposit Accounts, as agent) for each Second Priority Agent for purposes of perfecting the Lien held by the Second Priority Lenders and delivering the Pledged Collateral upon a Discharge of ABL Claims as provided in Section 5.5(f) or upon a Discharge of Term Loan Claims as provided in Section 5.5(g), as applicable.

(e)      The First Priority Agent shall not have by reason of the Second Priority Documents or this Agreement or any other document a fiduciary relationship in respect of any Second Priority Agent or any Second Priority Lender and the Second Priority Agent and the Second Priority Lenders hereby waive and release the First Priority Agent from all claims and liabilities arising pursuant to the First Priority Agent’s role under this Section 5.5, as agent and gratuitous bailee with respect to the applicable portion of the Common Collateral.

(f)      Upon the Discharge of ABL Claims, the ABL Agent shall deliver to the Designated Term Loan Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and Deposit Account Collateral (if any) constituting ABL Priority Collateral in its possession or under its control, together with any necessary endorsements (or otherwise allow the Designated Term Loan Agent to obtain control of such Pledged Collateral and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the ABL Agent for loss or damage suffered by the ABL Agent as a result of such transfer except for loss or damage suffered by the ABL Agent as a result of its own willful misconduct, gross negligence or bad faith. The ABL Agent has no obligation to follow instructions from a Term Loan Agent in contravention of this Agreement.

(g)      Upon the Discharge of Term Loan Claims, each Term Loan Agent shall deliver to the ABL Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) constituting Term Loan Priority Collateral in its possession or under its control, together with any necessary endorsements (or otherwise allow the ABL Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Term Loan Agent for loss or damage suffered by such Term Loan Agent as a result of such transfer except for loss or damage suffered by such Term Loan Agent as a result of its own willful misconduct, gross negligence or bad faith. No Term Loan Agent has any obligation to follow instructions from the ABL Agent in contravention of this Agreement.

5.6.      Access to Premises and Cooperation.

(a)      If the ABL Agent takes any enforcement action with respect to the ABL Priority Collateral, each Term Loan Agent and the Term Loan Lenders (i) shall cooperate with the ABL Agent (at the sole cost and expense of the ABL Agent and the ABL Lenders and subject to the condition that the Term Loan Agents and the Term Loan Lenders shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to a Term Loan Agent or the Term Loan Lenders) in its efforts to enforce its security interest in the ABL Priority Collateral and to allow the ABL Agent to finish any work-in-process and assemble the ABL Priority Collateral, (ii) shall not take any action designed or intended to hinder or restrict in any respect the ABL Agent from enforcing its security interest in the ABL Priority Collateral or from finishing any work-in-process or assembling the ABL Priority Collateral and (iii) shall permit and hereby grants (to the full extent of its rights, if any) to the ABL Agent, its employees, agents, advisers and representatives, at the sole cost and expense of the ABL Lenders and upon reasonable advance notice, to use the Term Loan Priority Collateral (including (x) equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and (y) Intellectual Property, in each case only to the extent and for so long as required to effect an enforcement action with respect to the ABL Priority Collateral), for a period not to exceed 180 days after the taking of such enforcement action, for purposes of (A) assembling and storing the ABL Priority Collateral and completing the processing of and turning into finished goods of any ABL Priority Collateral consisting of work-in-process, (B) selling any or all of the ABL Priority Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise, (C) removing and transporting any or all of the ABL Priority Collateral located in or on such Term Loan Priority Collateral, if any, (D) otherwise processing, shipping, producing, storing, completing, supplying, leasing, selling or otherwise handling, dealing with, assembling or disposing of, in any lawful manner, the ABL Priority Collateral, (E) taking reasonable actions to protect, secure, and otherwise enforce the rights of the ABL Agent and the ABL Lenders in and to the ABL Priority Collateral, (F) collecting all Accounts included in the ABL Priority Collateral or (G) copying, using or preserving any and all information relating to any of the ABL Priority Collateral; provided, however, that nothing contained in this Agreement shall restrict the rights of the Term Loan Agents or the Term Loan Lenders from selling, assigning or otherwise transferring any Term Loan Priority Collateral prior to the expiration of such 180-day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 5.6. The rights of the ABL Agent and the other ABL Lenders under this Section 5.6 during such 180-day period shall continue notwithstanding such sale or other disposition by any Term Loan Agent. If any stay or other order prohibiting the exercise of remedies with respect to the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order. In connection with the use of Intellectual Property constituting Term Loan Priority Collateral pursuant to clause (iii)(y) above in the first sentence of this clause (a), each Term Loan Agent (and any purchaser, assignee or transferee of assets as provided in the proviso to the first sentence of this clause (a)) (1) consents (without any representation, warranty or obligation whatsoever) to the grant by any Grantor to the ABL Agent of a non-exclusive royalty-free license to use any Patent, Trademark or proprietary information of such Grantor that is subject to a Lien held by such Term Loan Agent (or any Patent, Trademark or proprietary information acquired by such purchaser, assignee or transferee from any Grantor, as the case may be) and (2) grants, in its capacity as a secured party (or as a purchaser, assignee or transferee, as the case may be), to the ABL Agent a non-exclusive royalty-free license to use any Patent, Trademark or proprietary information that is subject to a Lien held by such Term Loan Agent (or subject to such purchase, assignment or transfer, as the case may be), in each case for the purposes set forth in clauses (A) through (G) of this paragraph.

(b)      During the period of actual use or control by the ABL Agent or its agents or representatives of any Term Loan Priority Collateral, the ABL Agent and the ABL Lenders shall (i) be responsible for the ordinary course third party expenses related thereto, and (ii) be obligated to repair at their expense any physical damage to such Term Loan Priority Collateral resulting from such use or control, and to leave such Term Loan Priority Collateral in substantially the same condition as it was at the commencement of such use or control, ordinary wear and tear excepted. The ABL Agent and the ABL Lenders jointly and severally agree to pay, indemnify and hold each Term Loan Agent and their respective officers, directors, employees and agents harmless from and against any liability, cost, expense, loss or damages, including legal fees and expenses, resulting from the gross negligence or willful misconduct of the ABL Agent or any of its agents, representatives or invitees in its or their operation of such Term Loan Priority Collateral. Notwithstanding the foregoing, in no event shall the ABL Agent or the ABL Lenders have any liability to the Term Loan Agents or the Term Loan Lenders pursuant to this Section 5.6 as a result of the condition (including any environmental condition, claim or liability) of any Term Loan Priority Collateral existing prior to the date of the exercise by the ABL Agent and the ABL Lenders of their rights under this Section 5.6, and the ABL Agent and the ABL Lenders shall have no duty or liability to maintain the Term Loan Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Agent, or for any diminution in the value of the Term Loan Priority Collateral that results solely from ordinary wear and tear resulting from the use of the Term Loan Priority Collateral by the ABL Agent in the manner and for the time periods specified under this Section 5.6. Without limiting the rights granted in this paragraph, the ABL Agent and the ABL Lenders shall cooperate with the Term Loan Agents and the Term Loan Lenders in connection with any efforts made by the Term Loan Agents and the Term Loan Lenders to sell the Term Loan Priority Collateral.

(c)      Each Term Loan Agent agrees that if the ABL Agent shall require rights available under any permit or license controlled by such Term Loan Agent in order to realize on any ABL Priority Collateral, such Term Loan Agent shall take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by the ABL Agent to make such rights available to the ABL Agent, subject to the Liens of the Term Loan Agents, the Term Loan Lenders. The ABL Agent agrees that if a Term Loan Agent shall require rights available under any permit or license controlled by the ABL Agent in order to realize on any Term Loan Priority Collateral, the ABL Agent shall take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by the applicable Term Loan Agent to make such rights available to such Term Loan Agent, subject to the Liens of the ABL Agent and the ABL Lenders.

5.7.      No Release If Event of Default; Reinstatement.

(a)      If, concurrently with (or after) the Discharge of ABL Claims has occurred, the Company incurs any ABL Claims in accordance with Section 9.3, then such Discharge of ABL Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken by a Term Loan Agent or otherwise prior to the date of such designation as a result of the occurrence of such prior Discharge of ABL Claims), and the applicable agreement governing such ABL Claims shall automatically be treated as the ABL Credit Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the ABL Agent of amendments, waivers and consents hereunder. Upon receipt of a designation from the Company in accordance with Section 9.3, each Term Loan Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such new ABL Agent shall reasonably request in order to provide to the new ABL Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the new ABL Agent any Pledged Collateral constituting ABL Priority Collateral held by it together with any necessary endorsements (or otherwise allow the new ABL Agent to obtain control of such Pledged Collateral). As provided in Section 9.3 hereof, the new ABL Agent shall agree in a writing addressed to the Designated Term Loan Agent and the Term Loan Lenders to be bound by the terms of this Agreement. If the new ABL Claims under the new ABL Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Term Loan Claims, then the Term Loan Claims shall be secured at such time by a second-priority Lien on such assets to the same extent provided in the Term Loan Collateral Documents and this Agreement except to the extent such Lien on such assets constitutes a Term Declined Lien.

(b)      If, concurrently with (or after) the Discharge of Term Loan Claims has occurred, the Company incurs any Term Loan Claims in accordance with Section 9.3, then such Discharge of Term Loan Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken by the ABL Agent or otherwise prior to the date of such designation as a result of the occurrence of such prior Discharge of Term Loan Claims), and the applicable agreement governing such Term Loan Claims shall automatically be treated as the Term Loan Credit Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the applicable Term Loan Agent of amendments, waivers and consents hereunder. Upon receipt of a designation from the Company in accordance with Section 9.3, the ABL Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such new Term Loan Agent shall reasonably request in order to provide to the new Term Loan Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the new Term Loan Agent any Pledged Collateral constituting Term Loan Priority Collateral held by it together with any necessary endorsements (or otherwise allow the new Term Loan Agent to obtain control of such Pledged Collateral). As provided in Section 9.3 hereof, the new Term Loan Agent shall agree in a writing addressed to the ABL Agent and the ABL Lenders to be bound by the terms of this Agreement. If the new Term Loan Claims under the new Term Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the ABL Claims, then the ABL Claims shall be secured at such time by a second-priority Lien on such assets to the same extent provided in the ABL Collateral Documents and this Agreement except to the extent such Lien on such assets constitutes an ABL Declined Lien.

5.8.      Legends. Each party hereto agrees that each Credit Agreement, the Term Loan Collateral Agreement and the ABL Collateral Agreement shall contain the applicable provisions set forth on Schedule I hereto, or similar provisions approved by the ABL Agent and the Term Loan Agents, which approval shall not be unreasonably withheld or delayed.

Section 6.      Insolvency or Liquidation Proceedings.

6.1.     Financing Issues.

(a)      Until the Discharge of ABL Claims has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and shall move for the approval of the use of cash collateral constituting ABL Priority Collateral or the proceeds thereof or of financing (“DIP Financing”) under Section 363 or Section 364 of Title 11 of the

United States Code or any similar provision in any Bankruptcy Law, then each Term Loan Agent, on behalf of itself and each Term Loan Lender, agrees that it will raise no objection to, and will not support any objection to, and will not otherwise contest (a) such DIP Financing, the Liens on ABL Priority Collateral securing such DIP Financing (the “ABL DIP Financing Liens”) or the use of cash collateral that constitutes ABL Priority Collateral or the proceeds thereof, in each case unless the ABL Agent or the ABL Lenders shall then object or support an objection to such DIP Financing, ABL DIP Financing Liens or use of such cash collateral, and will not object on the basis of lack of adequate protection or any other relief in connection therewith and, to the extent the Liens securing the ABL Claims under the ABL Credit Agreement or, if no such ABL Credit Agreement exists, under the other ABL Loan Documents are subordinated or pari passu with such ABL DIP Financing Liens, will subordinate its Liens in the ABL Priority Collateral to such ABL DIP Financing Liens on the same basis as the other Liens on ABL Priority Collateral securing the Term Loan Claims are so subordinated to Liens securing ABL Claims under this Agreement, (b) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of ABL Claims or ABL Priority Collateral made by the ABL Agent or any holder of ABL Claims, (c) any lawful exercise by any holder of ABL Claims of the right to credit bid ABL Claims at any sale in foreclosure of ABL Priority Collateral, (d) any other request for judicial relief made in any court by any holder of ABL Claims relating to the lawful enforcement of any Lien on ABL Priority Collateral or (e) any order relating to a sale of ABL Priority Collateral for which the ABL Agent has consented that provides, to the extent the sale is to be free and clear of Liens, that the Liens securing the ABL Claims and the Term Loan Claims will attach to the proceeds of the sale on the same basis of priority as set forth in this Agreement; provided that all Liens granted to the ABL Agent or the Term Loan Agents in any Insolvency or Liquidation Proceeding are intended by the parties hereto to be and shall be deemed to be subject to the Lien priority and the other terms and conditions of this Agreement.

(b)      Until the Discharge of Term Loan Claims has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and shall move for the approval of the use of cash collateral constituting Term Loan Priority Collateral or the proceeds thereof or of DIP Financing under Section 363 or Section 364 of Title 11 of the United States Code or any similar provision in any Bankruptcy Law, then the ABL Agent, on behalf of itself and each ABL Lender, agrees that it will raise no objection to, and will not support any objection to, and will not otherwise contest (a) such DIP Financing, the Liens on Term Loan Priority Collateral securing such DIP Financing (the “Term Loan DIP Financing Liens”) or the use of cash collateral that constitutes Term Loan Priority Collateral or the proceeds thereof, in each case unless the Term Loan Agents or the Term Loan Lenders shall then object or support an objection to such DIP Financing, Term Loan DIP Financing Liens or use of such cash collateral, and will not object on the basis of lack of adequate protection or any other relief in connection therewith and, to the extent the Liens securing the Term Loan Claims under the Term Loan Credit Agreement or, if no such Term Loan Credit Agreement exists, under the other Term Loan Documents are subordinated or pari passu with such Term Loan DIP Financing Liens, will subordinate its Liens in the Term Loan Priority Collateral to such Term Loan DIP Financing Liens on the same basis as the other Liens on Term Loan Priority Collateral securing the ABL Claims are so subordinated to Liens securing Term Loan Claims under this Agreement, (b) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Term Loan Claims or Term Loan Priority Collateral made by the Term Loan Agents or any holder of Term Loan Claims, (c) any lawful exercise by any holder of Term Loan Claims of the right to credit bid Term Loan Claims at any sale in foreclosure of Term Loan Priority Collateral, (d) any other request for judicial relief made in any court by any holder of Term Loan Claims relating to the lawful enforcement of any Lien on Term Loan Priority Collateral or (e) any order relating to a sale of Term Loan Priority Collateral for which the Term Loan Agents have consented that provides, to the extent the sale is to be free and clear of Liens, that the Liens securing the Term Loan Claims and the ABL Claims will attach to the proceeds of the sale on the same basis of priority as set forth in this Agreement; provided that all Liens granted to the ABL Agent or the Term Loan Agents in any Insolvency or Liquidation Proceeding are intended by the parties hereto to be and shall be deemed to be subject to the Lien priority and the other terms and conditions of this Agreement.

6.2.      Relief from the Automatic Stay. Until the Discharge of ABL Claims has occurred, each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the ABL Priority Collateral, without the prior written consent of the ABL Agent. Until the Discharge of Term Loan Claims has occurred, the ABL Agent, on behalf of itself and each ABL Lender, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Term Loan Priority Collateral, without the prior written consent of the Term Loan Agents.

6.3.     Adequate Protection.

(a)      Each Term Loan Agent, on behalf of itself and the applicable Term Loan Lenders, agrees that none of them shall be entitled to contest and none of them shall contest (or support any other Person contesting) (but instead shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right to contest):

(i)      any request by the ABL Agent or the ABL Lenders for adequate protection with respect to the ABL Priority Collateral (except to the extent any such adequate protection is a payment from Term Loan Priority Collateral); or

(ii)      any objection by the ABL Agent or ABL Lender to any motion, relief, action or proceeding based on the ABL Agent or the other ABL Lender claiming a lack of adequate protection with respect to the ABL Priority Collateral.

(b)      The ABL Agent, on behalf of itself and the ABL Lenders, agrees that none of them shall be entitled to contest and none of them shall contest (or support any other Person contesting) (but instead shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right to contest):

(i)      any request by any Term Loan Agent or the other Term Loan Lenders for adequate protection with respect to the Term Loan Priority Collateral (except to the extent any such adequate protection is a payment from ABL Priority Collateral); or

(ii)      any objection by any Term Loan Agent or the Term Loan Lenders to any motion, relief, action or proceeding based on such Term Loan Agent, the applicable Term Loan Lenders claiming a lack of adequate protection with respect to the Term Loan Priority Collateral.

(c)      Consistent with the foregoing provisions in this Section 6.3, and except as provided in Sections 6.1 and 6.7, in any Insolvency or Liquidation Proceeding:

(i)      no Term Loan Agent or Term Loan Lender shall be entitled (and each Term Loan Agent and Term Loan Lender shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right):

(1)      to seek or otherwise be granted any type of adequate protection with respect to its interests in the ABL Priority Collateral; provided, however, subject to Section 6.1, the Term Loan Agents and the Term Loan Lenders may seek and obtain adequate protection in the form of an additional or replacement Lien on Common Collateral so long as (i) the ABL Agent and the ABL Lenders have been granted adequate protection in the form of an additional or replacement Lien on such Common Collateral, and (ii) any such Lien on ABL Priority Collateral (and on any Collateral granted as adequate protection for the ABL Agent and the ABL Lenders in respect of their interest in such ABL Priority Collateral) is subordinated to the Liens of the ABL Agent in such Common Collateral on the same basis as the other Liens of the Term Loan Agents on ABL Priority Collateral; and

(2)      to seek or otherwise be granted any adequate protection payments with respect to its interests in the Common Collateral from Proceeds of ABL Priority Collateral;

(ii)      Neither the ABL Agent nor any ABL Lender shall be entitled (and the ABL Agent and each ABL Lender shall be deemed to have hereby irrevocably, absolutely, and unconditionally waived any right):

(1) to seek or otherwise be granted any type of adequate protection in respect of Term Loan Priority Collateral except as may be consented to in writing by each Term Loan Agent in its sole and absolute discretion; provided, however, the ABL Agent and ABL Lenders may seek and obtain adequate protection in the form of an additional or replacement Lien on Common Collateral so long as (i) the Term Loan Agents and Term Loan Lenders have been granted adequate protection in the form of an additional or replacement lien on such Common Collateral, and (ii) any such Lien on Term Loan Priority Collateral (and on any Common Collateral granted as adequate protection for the Term Loan Agents and Term Loan Lenders in respect of their interest in such Term Loan Priority Collateral) is subordinated to the Liens of the Term Loan Agents in such Common Collateral on the same basis as the other Liens of the ABL Agent on Term Loan Priority Collateral; and

(2) to seek or otherwise be granted any adequate protection payments with respect to its interests in the Common Collateral from Proceeds of Term Loan Priority Collateral (except as may be consented to in writing by each Term Loan Agent in its sole and absolute discretion).

(d)      With respect to (i) the ABL Priority Collateral, nothing herein shall limit the rights of the Term Loan Agents and the Term Loan Lenders from seeking adequate protection with respect to their rights in the Term Loan Priority Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise, other than from proceeds of ABL Priority Collateral) so long as such request is not otherwise inconsistent with this Agreement (and nothing herein shall be construed to prevent the ABL Agent from objecting to such request) and (ii) the Term Loan Priority Collateral, nothing herein shall limit the rights of the ABL Agent or the ABL Lenders from seeking adequate protection with respect to their rights in the ABL Priority Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise, other than from proceeds of Term Loan Priority Collateral) so long as such request is not otherwise inconsistent with this Agreement (and nothing herein shall be construed to prevent the Term Loan Agents from objecting to such request).

6.4.     Post-Petition Interest.

(a)      Neither the Term Loan Agents nor any Term Loan Lender shall oppose or seek to challenge any claim by the ABL Agent or any ABL Lender for allowance in any Insolvency or Liquidation Proceeding of ABL Claims consisting of post-petition interest, fees or expenses to the extent of the value of the ABL Agent’s or such ABL Lender’s Lien on the ABL Priority Collateral, without regard to the existence of the Lien of the Term Loan Agent on behalf of the Term Loan Lenders on the ABL Priority Collateral. Neither the ABL Agent nor any ABL Lender shall oppose or seek to challenge any claim by any Term Loan Agent or any Term Loan Lender for allowance in any Insolvency or Liquidation Proceeding of Term Loan Claims consisting of post-petition interest, fees or expenses to the extent of the value of such Term Loan Agent’s or such Term Loan Lender’s Lien on the Term Loan Priority Collateral, without regard to the existence of the Lien of the ABL Agent on behalf of the ABL Lenders on the Term Loan Priority Collateral.

6.5.     Avoidance Issues.

(a)      If any ABL Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount paid in respect of the ABL Claims (an “ABL Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the parties hereto the ABL Claims shall be deemed to be reinstated to the extent of such ABL Recovery and to be outstanding as if such payment had not occurred and from and after the date of such reinstatement the Discharge of ABL Claims shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. This Section 6.5(a) shall survive termination of this Agreement.

(b)      If any Term Loan Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount paid in respect of the Term Loan Claims (an “Term Loan Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then as among the parties hereto the Term Loan Claims shall be deemed to be reinstated to the extent of such Term Loan Recovery and to be outstanding as if such payment had not occurred and from and after the date of such reinstatement the Discharge of Term Loan Claims shall be deemed not to have occurred for all purposes hereunder. If this Agreement shall have been terminated prior to such Term Loan Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. This Section 6.5(b) shall survive termination of this Agreement.

6.6.      Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be applicable prior to, during and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Common Collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.7.      Waivers. Until the Discharge of ABL Claims has occurred, each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender waives any claim it may now or hereafter have arising out of the election by any ABL Lender of the application of Section 1111(b)(2) of the Bankruptcy Code with respect to any ABL Priority Collateral. Until the Discharge of Term Loan Claims has occurred, the ABL Agent, on behalf of itself and each applicable ABL Lender waives any claim it may now or hereafter have arising out of the election by any Term Loan Lender of the application of Section 1111(b)(2) of the Bankruptcy Code with respect to any Term Loan Priority Collateral.

6.8.      Separate Grants of Liens. Each Term Loan Lender and each ABL Lender acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Collateral Documents and the Term Loan Collateral Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Common Collateral, the Term Loan Claims are fundamentally different from the ABL Claims and must be separately classified in any plan of reorganization (or other plan of similar effect under any Bankruptcy Laws) proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Lenders and the Term Loan Lenders in respect of the Common Collateral constitute only one secured claim (rather than separate classes of secured claims with differing priority in the Common Collateral), then the ABL Lenders and the Term Loan Lenders hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Claims, on the one hand, and the Term Loan Claims, on the other hand, against the Grantors, with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Term Loan Priority Collateral is sufficient, the ABL Lenders or the Term Loan Lenders, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Collateral in which each of the ABL Lenders and the Term Loan Lenders, respectively, have a First Priority Claim, before any distribution is made in respect of the claims held by the other Lenders from such Collateral, with the other Lenders hereby acknowledging and agreeing to turn over to the respective other Lenders amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

Section 7.      [Reserved]

Section 8.      Reliance; Waivers; etc.

8.1.      Reliance. The consent by the First Priority Lenders to the execution and delivery of the Second Priority Documents to which the First Priority Lenders have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the First Priority Lenders to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. The Second Priority Agent, on behalf of itself and each applicable Second Priority Lender, acknowledges that it and the applicable Second Priority Lenders are not entitled to rely on any credit decision or other decisions made by the First Priority Agent or any First Priority Lender in taking or not taking any action under the applicable Second Priority Document or this Agreement.

8.2.      No Warranties or Liability. Except as set forth in Section 9.14, neither the First Priority Agent nor any First Priority Lender shall have been deemed to have made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Priority Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The First Priority Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the First Priority Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Priority Lenders may manage their loans and extensions of credit without regard to any rights or interests that any Second Priority Agent or any of the Second Priority Lenders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Priority Agent nor any First Priority Lender shall have any duty to any Second Priority Agent or any Second Priority Lender to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary (including the Second Priority Documents), regardless of any knowledge thereof that they may have or be charged with. Notwithstanding anything to the contrary herein contained, none of the parties hereto waives any claim that it may have against a Term Loan Agent or the ABL Agent, as applicable, on the grounds that any sale, transfer or other disposition by such Term Loan Agent or ABL Agent (as applicable) was not commercially reasonable to the extent required by the Uniform Commercial Code. Except as expressly set forth in this Agreement, the

First Priority Agent, the First Priority Lenders, the Second Priority Agent and the Second Priority Lenders have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the First Priority Claims, the Second Priority Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

8.3.      Obligations Unconditional. All rights, interests, agreements and obligations of the First Priority Agent and the First Priority Lenders, and the Second Priority Agent and the Second Priority Lenders, respectively, hereunder shall remain in full force and effect irrespective of:

(a)      any lack of validity or enforceability of any First Priority Documents or any Second Priority Documents;

(b)      any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Priority Claims or Second Priority Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the ABL Credit Agreement or any other ABL Loan Document, of the terms of the Term Loan Credit Agreement or any other Term Loan Document;

(c)      except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Claims or Second Priority Claims or any guarantee thereof;

(d)      the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)      any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Priority Claims, or of any Second Priority Agent or any Second Priority Lenders in respect of this Agreement.

Section 9.      Miscellaneous.

9.1.      Conflicts. Subject to Section 9.18, in the event of any conflict between the provisions of this Agreement and the provisions of any ABL Loan Document, any Term Loan Document or the Junior Lien Intercreditor Agreement, the provisions of this Agreement shall govern. Solely as among the Term Loan Lenders, in the event of any conflict (x) between this Agreement and the Term Loan Pari Passu Intercreditor Agreement, such Term Loan Pari Passu Intercreditor Agreement shall govern and control and (y) solely as among Term Loan Lenders party to the same Term Loan Credit Agreement, in the event of any conflict between the provisions of such Term Loan Credit Agreement and this Agreement, such Term Loan Credit Agreement shall govern and control (including, without limitation, as to waterfalls, voting rights and intercreditor provisions contained therein as applicable among such Term Loan Lenders).

Solely as among ABL Lenders party to the same ABL Credit Agreement, in the event of any conflict between the provisions of such ABL Credit Agreement and this Agreement, such ABL Credit Agreement shall govern and control (including, without limitation, as to waterfalls, voting rights and intercreditor provisions contained therein as applicable among such ABL Lenders).

9.2.      Term of this Agreement; Severability. (a) This is a continuing agreement of lien subordination and the First Priority Lenders may continue, at any time and without notice to the Second Priority Agent or any Second Priority Lender, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting First Priority Claims in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(b)      This Agreement shall terminate and be of no further force and effect:

(i)      with respect to the ABL Agent, the ABL Lenders and the ABL Claims, upon the Discharge of ABL Claims, subject to the rights of the ABL Lenders under Section 6.5; and

(ii)      with respect to the Term Loan Agents, the Term Loan Lenders and the Term Loan Claims, upon the Discharge of Term Loan Claims, subject to the rights of the Term Loan Lenders under Section 6.5.

9.3.      Amendments; Waivers. (a) No amendment, modification or waiver of any of the provisions of this Agreement by the ABL Agent or the Term Loan Agents shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent the Company or Grantor’s rights, interests, liabilities or privileges are directly affected. The ABL Agent and the Term Loan Agent shall provide the Company with written notice of each proposed amendment, modification or waiver, with a true and correct copy thereof prior to effectiveness thereof

(b)      Subject to compliance with Section 9.3(d) below, upon any Refinancing in full of the ABL Credit Agreement, the Term Loan Credit Agreement or any other Credit Agreement as then in effect, the Grantors will be permitted to designate the agreement which Refinances the ABL Credit Agreement, the Term Loan Credit Agreement or such other Credit Agreement as the replacement ABL Credit Agreement, Term Loan Credit Agreement or other Credit Agreement in which case such designated agreement shall thereafter constitute the ABL Credit Agreement, the Term Loan Credit Agreement or other Credit Agreement, as the case may be, for purposes hereof; provided that each predecessor ABL Credit Agreement, Term Loan Credit Agreement and/or other Credit Agreement shall continue to be bound by (and entitled to the benefits of) the provisions hereof (including, without limitation, Section 6.5 hereof) as applied to such agreements, the related agreements and all obligations thereunder prior to the Refinancing thereof.

(c)      Subject to compliance with the following clauses (d) through (g), notwithstanding anything in this Section 9.3 to the contrary, this Agreement may be amended from time to time at the request of the Company in accordance with clauses (d) through (g) below, at the Company’s expense, and without the consent of the ABL Agent or Term Loan Agent to (i) add other parties holding Future Term Indebtedness to the extent such Indebtedness (and the Liens thereon) are not prohibited by the Term Loan Credit Agreement or the ABL Credit Agreement, (ii) establish that the Lien on the ABL Priority Collateral securing such Future Term Indebtedness shall be junior and subordinate in all respects to all Liens on the ABL Priority Collateral securing any ABL Claims and shall share in the benefits of the ABL Priority Collateral on a pari passu basis with all Liens on the ABL Priority Collateral securing any Term Loan Claims, and (iii) provide to the holders of such Future Term Indebtedness (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the ABL Agent) as are provided to the holders of Term Loan Claims under this Agreement.

(d)      Upon the execution and delivery of any ABL Credit Agreement or Term Loan Credit Agreement (as contemplated by preceding clause (b)) or any Credit Agreement with respect to any Future Term Indebtedness (as contemplated by preceding clause (c)):

(i) the Company shall deliver to the ABL Agent and each Term Loan Agent an officer’s certificate stating that the applicable Grantors (x) in the case of preceding clause (b), intend to enter or have entered into a Refinancing in full of the ABL Credit Agreement, the Term Loan Credit Agreement or any other Credit Agreement, as the case may be, that such agreement shall thereafter (upon such Refinancing in full) constitute the ABL Credit Agreement, the Term Loan Credit Agreement or another Credit Agreement, as the case may be, and certifying that the issuance or incurrence of such Refinancing is permitted by the ABL Credit Agreement, the Term Loan Credit Agreement and each other Credit Agreement (exclusive of any such agreement which is then being Refinanced in full), or (y) in the case of preceding clause (c), intend to enter or have entered into a Credit Agreement with respect to such Future Term Indebtedness, and certifying that the issuance or incurrence of such Future Term Indebtedness and the Liens securing such Future Term Indebtedness are permitted by the ABL Credit Agreement, the Term Loan Credit Agreement and each other Credit Agreement. The ABL Agent or any Term Loan Agent shall be entitled to rely conclusively on the determination of the Company that such issuance and/or incurrence does not violate the provisions of the ABL Loan Documents or the Term Loan Documents; provided, however, that such determination will not affect whether or not the each applicable Grantor has complied with its undertakings in the ABL Loan Documents or the Term Loan Documents; and

(ii) (x) in the case of preceding clause (b), the Company shall provide written notice to the ABL Agent and each then existing Term Loan Agent of the new ABL Credit Agreement, Term Loan Credit Agreement or other Credit Agreement, as the case may be, together with copies thereof, and identifying the new ABL Agent or Term Loan Agent (as applicable) thereunder (such new collateral agent, the “New ABL Agent” or “New Term Loan Agent,” as the case may be), and providing its notice information for purposes hereof, and the New ABL Agent or New Term Loan Agent, as the case may be, shall execute and deliver an Intercreditor Agreement Joinder or (y) in the case of an amendment to this Agreement with respect to Future Term Indebtedness as contemplated by preceding clause (c), the Term Loan Agent for such Future Term Indebtedness shall execute and deliver to the ABL Agent and each Term Loan Agent (1) an Intercreditor Agreement Joinder acknowledging that such holders shall be bound by the terms hereof to the extent applicable to Term Loan Lenders and (2) such intercreditor agreements (including a Term Loan Pari Passu Intercreditor Agreement) as are required under the terms of the Term Loan Documents or as may be required by the other Term Loan Agents.

(e)      In each case above, each Term Loan Agent and the ABL Agent shall promptly enter into such documents and agreements (including amendments, restatements, amendments and restatements, supplements or other modifications to this Agreement) as the Company, any other Term Loan Agent or ABL Agent (but no other Lender) may reasonably request in order to provide to it the rights, remedies and powers and authorities contemplated hereby, in each case consistent in all respects with the terms of this Agreement.

(f)      In the case of a designation of a new Term Loan Credit Agreement or other Credit Agreement with respect to Future Term Indebtedness pursuant to preceding clause (b) or (c), the ABL Agent and any other Term Loan Agent shall promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Term Loan Agent shall reasonably request in order to provide to the New Term Loan Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) in the case of clause (b) only, deliver to the New Term Loan Agent any Pledged Collateral (to the extent constituting Term Loan Priority Collateral) held by the ABL Agent or (subject to the terms of the Term Loan Pari Passu Intercreditor Agreement if then in effect) such other Term Loan Agent, together with any necessary endorsements (or otherwise allow the New Term Loan Agent to obtain control of such Pledged Collateral). The New Term Loan Agent shall agree to be bound by the terms of this Agreement. If the new Term Loan Claims under the new Term Loan Documents are secured by assets of the Grantors of the type constituting Term Loan Priority Collateral that do not also secure the ABL Claims, then the ABL Claims shall be secured at such time by a Lien on such assets to the same extent provided in the ABL Collateral Documents with respect to the other Term Loan Priority Collateral. If the new Term Loan Claims under the new Term Loan Documents are secured by assets of the Grantors of the type constituting ABL Priority Collateral that do not also secure the ABL Claims, then the ABL Claims shall be secured at such time by a Lien on such assets to the same extent provided in the ABL Collateral Documents with respect to the other ABL Priority Collateral.

(g)      In the case of a designation of a new ABL Credit Agreement pursuant to preceding clause (b), each Term Loan Agent shall promptly (i) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company and/or any Grantor or such New ABL Agent shall reasonably request in order to provide to the New ABL Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (ii) deliver to the New ABL Agent any Pledged Collateral (to the extent constituting ABL Priority Collateral) held by such Term Loan Agent, together with any necessary endorsements (or otherwise allow the New ABL Agent to obtain control of such Pledged Collateral). The New ABL Agent shall agree to be bound by the terms of this Agreement. If the new ABL Claims under the new ABL Loan Documents are secured by assets of the Grantors of the type constituting ABL Priority Collateral that do not also secure the Term Loan Claims, then each of the Term Loan Claims shall be secured at such time by a Lien on such assets to the same extent provided in the Term Loan Collateral Documents with respect to the other ABL Priority Collateral. If the new ABL Claims under the new ABL Loan Documents are secured by assets of the Grantors of the type constituting Term Loan Priority Collateral that do not also secure each of the Term Loan Claims, then each of the Term Loan Claims shall be secured at such time by a Lien on such assets to the same extent provided in the Term Loan Collateral Documents with respect to the other Term Loan Priority Collateral.

(h)      Notwithstanding the provisions herein related to Future Term Indebtedness, this Agreement does not constitute (i) the intercreditor agreement required by Section 6.02(31) of the Initial Term Loan Credit Agreement (or by the definitions of the terms “Credit Agreement Refinancing Indebtedness”, “Incremental Equivalent Term Debt” and “Permitted Refinancing Indebtedness,” in each case as defined in the Initial Term Loan Credit Agreement) with respect to any Future Term Indebtedness that is to be secured on a pari passu basis with the Term Loan Claims contemplated by clause (i) of the definition of “Term Loan Claims,” or (ii) a Term Loan Pari Passu Intercreditor Agreement. In connection with the incurrence of any Future Term Loan Indebtedness, the Term Loan Pari Passu Intercreditor Agreement required in connection therewith by the terms of the applicable Term Loan Documents shall be executed and delivered by the applicable Term Loan Agents concurrently with the delivery of an Intercreditor Agreement Joinder for such Future Term Indebtedness pursuant to Section 9.3(d)(ii)(y).

(i) In connection with the incurrence of any Future Junior Lien Indebtedness, (i) the Company shall designate the agreement under which such Future Junior Lien Indebtedness is incurred to the ABL Agent and the Term Loan Agents and (ii) the Junior Lien Intercreditor Agreement (or a joinder thereto, if such agreement is already in effect) required in connection therewith by the terms of the ABL Loan Documents and Term Loan Documents shall be executed and delivered by the ABL Agent, the Term Loan Agents, and any representative or agent in respect of such Future Junior Lien Indebtedness (and agreed to and acknowledged by the Company) concurrently with the incurrence of such Future Junior Lien Indebtedness.

9.4.      Information Concerning Financial Condition of the Company and the Subsidiaries. Neither the ABL Agent nor any ABL Lender shall have any obligation to any Term Loan Agent or any Term Loan Lender to keep any Term Loan Agent or any Term Loan Lender informed of, and each Term Loan Agent and the Term Loan Lenders shall not be entitled to rely on, the ABL Agent or the ABL Lenders with respect to, (a) the financial condition of the Company and the Subsidiaries and all endorsers and/or guarantors of the ABL Claims or the Term Loan Claims and (b) all other circumstances bearing upon the risk of nonpayment of the

ABL Claims or the Term Loan Claims. No Term Loan Agent or any Term Loan Lender shall have any obligation to the ABL Agent or any ABL Lender to keep the ABL Agent or any ABL Lender informed of, and the ABL Agent and the ABL Lenders shall not be entitled to rely on, any Term Loan Agent or the Term Loan Lenders with respect to, (a) the financial condition of the Company and the Subsidiaries and all endorsers and/or guarantors of the ABL Claims or the Term Loan Claims and (b) all other circumstances bearing upon the risk of nonpayment of the ABL Claims or the Term Loan Claims. The ABL Agent, the ABL Lenders, the Term Loan Agents and the Term Loan Lenders shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the ABL Agent, any ABL Lender, any Term Loan Agent or any Term Loan Lender, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party (and the Company acknowledges that any such party may do so), it or they shall be under no obligation (w) to make, and the ABL Agent, the ABL Lenders, the Term Loan Agents and the Term Loan Lenders shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential. The Grantors agree that any information provided to the ABL Agent, the Term Loan Agents, any other ABL Lender or any other Term Loan Lender may be shared by such person with any of the other Lenders notwithstanding a request or demand by such Grantor that such information be kept confidential; provided that such information shall otherwise be subject to the respective confidentiality provisions in the ABL Credit Agreement and the Term Loan Credit Agreement, as applicable.

9.5.      Subrogation. Each Term Loan Agent, for and on behalf of itself and the applicable Term Loan Lenders, agrees that no payment to the ABL Agent or any ABL Lender pursuant to the provisions of this Agreement shall entitle such Term Loan Agent or any Term Loan Lender to exercise any rights of subrogation in respect thereof until the Discharge of ABL Claims shall have occurred. Following the Discharge of ABL Claims, the ABL Agent agrees to execute such documents, agreements, and instruments as any Term Loan Agent or any Term Loan Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Claims resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof. The ABL Agent, for and on behalf of itself and the applicable ABL Lenders, agrees that no payment to any Term Loan Agent or any Term Loan Lender pursuant to the provisions of this Agreement shall entitle the ABL Agent or any ABL Lender to exercise any rights of subrogation in respect thereof until the Discharge of Term Loan Claims shall have occurred. Following the Discharge of Term Loan Claims, each Term Loan Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any ABL Lender may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Term Loan Claims resulting from payments to the applicable Term Loan Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Term Loan Agent are paid by such Person upon request for payment thereof.

9.6.      Application of Payments.

(a)      Except as otherwise provided herein, all payments received by the ABL Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the ABL Claims as the ABL Lenders, in their sole discretion, deem appropriate, consistent with the terms of the ABL Loan Documents. Except as otherwise provided herein, each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, assents to any such extension or postponement of the time of payment of the ABL Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the ABL Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

(b)      Except as otherwise provided herein, all payments received by the Term Loan Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Term Loan Claims as the Term Loan Lenders, in their sole discretion, deem appropriate, consistent with the terms of the Term Loan Documents. Except as otherwise provided herein, the ABL Agent, on behalf of itself and each applicable ABL Lender, assents to any such extension or postponement of the time of payment of the Term Loan Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Term Loan Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

9.7.      Consent to Jurisdiction; Waivers. The parties hereto consent to the exclusive jurisdiction of any state or federal court located in New York, New York (the “New York Courts”), and consent that all service of process may be made by registered mail directed to such party as provided in Section 9.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

9.8.      Notices. All notices to the ABL Lenders and the Term Loan Lenders permitted or required under this Agreement may be sent to the ABL Agent or the applicable Term Loan Agent as provided in the ABL Credit Agreement or the Term Loan Credit Agreement. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. Each First Priority Agent hereby agrees to promptly notify each Second Priority Agent upon payment in full in cash or immediately available funds of all Indebtedness under the applicable First

Priority Documents (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made).

9.9.      Further Assurances. The ABL Agent, on behalf of itself and each applicable ABL Lender, and each Term Loan Agent, on behalf of itself and each applicable Term Loan Lender, agrees that each of them shall take such further action and shall execute and deliver to the ABL Agent, the ABL Lenders, each Term Loan Agent and the Term Loan Lenders such additional documents and instruments (in recordable form, if requested) as the ABL Agent, the ABL Lenders, each Term Loan Agent or the Term Loan Lenders may reasonably request, at the expense of the Company, to effectuate the terms of and the Lien priorities contemplated by this Agreement.

9.10.      Governing Law. This Agreement has been delivered and accepted in and shall be deemed to have been made in New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

9.11.      Specific Performance. Each First Priority Agent may demand specific performance of this Agreement. Each Second Priority Agent, on behalf of itself and each applicable Second Priority Lender, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the First Priority Agent.

9.12.      Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

9.13.      Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic transmission, each of which shall be an original and all of which shall together constitute one and the same document.

9.14.      Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The ABL Agent represents and warrants that this Agreement is binding upon the applicable ABL Lenders. Each Term Loan Agent represents and warrants that this Agreement is binding upon the applicable Term Loan Lenders.

9.15.      No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, the ABL Agent, Term Loan Agents, ABL Lenders and Term Loan Lenders and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of ABL Claims and Term Loan Claims. Other than as set forth in Section 9.3, none of the Company, any other Grantor or any other creditor thereof shall have any rights hereunder and neither the Company nor any Grantor may rely on the terms hereof. No other Person shall have or be entitled to assert rights or benefits hereunder. Without limiting the generality of the foregoing, any person to whom a Lender assigns or otherwise transfers all or any portion of the ABL Claims or the Term Loan Claims, as applicable, in accordance with the applicable ABL Loan

Documents or Term Loan Documents, as the case may be, shall become vested with all the rights and obligations in respect thereof granted to such Lenders, without any further consent or action of the other Lenders.

9.16.      Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

9.17.      ABL Agent and Term Loan Agents. It is understood and agreed that (i) Citibank, N.A., is entering into this Agreement in its capacity as administrative agent under the ABL Credit Agreement and the provisions of Article IX of the ABL Credit Agreement applicable to Citibank, N.A., as administrative agent thereunder shall also apply to Citibank, N.A., as the ABL Agent hereunder and (ii) Citibank, N.A., is entering into this Agreement in its capacity as administrative agent under the Term Loan Credit Agreement and the provisions of Article IX of the Term Loan Credit Agreement applicable to Citibank, N.A., as administrative agent thereunder shall also apply to Citibank, N.A., as a Term Loan Agent hereunder.

9.18.      Relationship with Other Intercreditor Agreements. (a) The purpose of this Agreement is to define the relative rights and priorities between the ABL Lenders as one class and the Term Loan Lenders as another class.

(b)        Solely as among the Term Loan Lenders holding Term Loan Claims, the Term Loan Pari Passu Intercreditor Agreement shall define the relative rights and priorities of such Term Loan Lenders (as amongst each other) with respect to the Collateral; provided that as among any Term Loan Lenders party to the same Term Loan Credit Agreement, such Term Loan Credit Agreement shall define the relative rights and priorities of such Term Loan Lenders (as among each other) with respect to the Collateral. As among the Term Loan Lenders, nothing herein (including, without limitation, Section 6.8) is intended to alter their relative rights and obligations, which shall continue to be governed by the Term Loan Pari Passu Intercreditor Agreement (if then in effect), or to require that such rights and obligations be treated as a single class in any Insolvency or Liquidation Proceeding.

9.19.      Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(d) or (e)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the ABL Credit Agreement, the Term Loan Credit Agreement or any other ABL Loan Document or Term Loan Document or permit Holdings, the Company or any other Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the ABL Credit Agreement or any other ABL Loan Documents, the Term Loan Credit Agreement or any other Term Loan Document, (b) change the relative priorities of the ABL Claims or the Liens granted under the ABL Loan Documents on the Common Collateral (or any other assets) as among the ABL Lenders or change the relative priorities of the Term Loan Claims or the Liens granted under the Term Loan Documents on the Common Collateral (or any other assets) as among the Term Loan Lenders, (c) otherwise change the relative rights of the ABL Lenders in respect of the Common Collateral as among such ABL Lenders or the relative rights of the Term Loan Lenders in respect of the Common Collateral as among such Term Loan Lenders or (d) obligate Holdings, the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the ABL Credit Agreement or any other ABL Loan Document or the Term Loan Credit Agreement or any other Term Loan Document. None of Holdings, the Company or any Subsidiary shall have any rights hereunder except as expressly set forth herein (including as set forth in Section 9.3).

9.20.      Supplements. Upon the execution by any Subsidiary of the Company of an Intercreditor Agreement Joinder, such Subsidiary shall be a party to this Agreement and shall be bound by the provisions hereof to the same extent as the Company and each other Grantor are so bound.

9.21.      Acknowledgement and Consent to Bail-In of EEA Financial Institutions. For the avoidance of doubt, this Agreement is a Loan Document under the Credit Agreements, and Section 10.25 of the ABL Credit Agreement and Section 10.24 of the Term Loan Credit Agreement apply to this Agreement and the provisions of such Sections are incorporated by reference and deemed part of this Agreement as if set forth herein.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CITIBANK, N.A., as the Term Loan Agent

By:	/s/ Caesar Wyszomirski
	Name:	Caesar Wyszomirski
	Title:	Director

Address:

Citibank, N.A. as Administrative Agent
Attention: Loan Administration
1615 Brett Road, Building III,
New Castle DE 19720,
Phone: (302) 894-6010
Fax: (212) 994-0961
e-mail address: global.loans.support@citi.com

CITIBANK, N.A., as the ABL Agent

By:	/s/ K. Kelly Gunness
	Name:	K. Kelly Gunness
	Title:	Vice President and Director

Address:

Citibank, N.A. as Administrative Agent
Attention: Loan Administration
1615 Brett Road, Building III,
New Castle DE 19720,
Phone: (302) 894-6010
Fax: (212) 994-0961
e-mail address: global.loans.support@citi.com

[Signature Page to Intercreditor Agreement]

Acknowledged and agreed:

PET ACQUISITION MERGER SUB LLC (which on the Closing Date shall be merged with and into PETCO HOLDINGS, INC., with PETCO HOLDINGS, INC., surviving such merger as Holdings)

By:	/s/ Cameron Breitner
Name:	Cameron Breitner
Title:	President

The undersigned hereby confirms that, pursuant to Section 10.22 of the Term Loan Credit Agreement and Section 10.23 of the ABL Credit Agreement, it hereby assumes all of the rights and obligations of PET ACQUISITION MERGER SUB LLC and hereby acknowledges and agrees to this Agreement.

PETCO ANIMAL SUPPLIES, INC.

By:
Name:	Michael Nuzzo
Title:	Chief Financial Officer

The undersigned hereby confirms that, as a result of its merger with PET ACQUISITION MERGER SUB LLC on the Closing Date, it hereby assumes all of the rights and obligations of PET ACQUISITION MERGER SUB LLC under this Agreement (in furtherance of, and not in lieu of, any assumption or deemed assumption as a matter of law) and hereby acknowledges and agrees to this Agreement.

PETCO HOLDINGS, INC.

By:	/s/ Cameron Breitner
Name:	Cameron Breitner
Title:	President

[Signature Page to Intercreditor Agreement]

Acknowledged and agreed:

PET ACQUISITION MERGER SUB LLC (which on the Closing Date shall be merged with and into PETCO HOLDINGS, INC., with PETCO HOLDINGS, INC., surviving such merger as Holdings)

By:
Name:	Cameron Breitner
Title:	President

The undersigned hereby confirms that, pursuant to Section 10.22 of the Term Loan Credit Agreement and Section 10.23 of the ABL Credit Agreement, it hereby assumes all of the rights and obligations of PET ACQUISITION MERGER SUB LLC and hereby acknowledges and agrees to this Agreement.

PETCO ANIMAL SUPPLIES, INC.

By:	/s/ Michael Nuzzo
Name:	Michael Nuzzo
Title:	Chief Financial Officer

The undersigned hereby confirms that, as a result of its merger with PET ACQUISITION MERGER SUB LLC on the Closing Date, it hereby assumes all of the rights and obligations of PET ACQUISITION MERGER SUB LLC under this Agreement (in furtherance of, and not in lieu of, any assumption or deemed assumption as a matter of law) and hereby acknowledges and agrees to this Agreement.

PETCO HOLDINGS, INC.

By:
Name:	Cameron Breitner
Title:	President

[Signature Page to Intercreditor Agreement]

PETCO WELLNESS, LLC

By:	/s/ Patricia A. Ward
Name:	Patricia A. Ward
Title:	President

PETCO ANIMAL SUPPLIES STORES, INC.

By:	/s/ Patricia A. Ward
Name:	Patricia A. Ward
Title:	President

INTERNATIONAL PET SUPPLIES AND DISTRIBUTION, INC.

By:	/s/ Patricia A. Ward
Name:	Patricia A. Ward
Title:	President

STORES SHIPPING SERVICES, LLC

By:	/s/ Patricia A. Ward
Name:	Patricia A. Ward
Title:	President

PETCO SUPPORT SERVICES, LLC

By:	/s/ Patricia A. Ward
Name:	Patricia A. Ward
Title:	President

PETCO PUERTO RJCO, LLC

By:	/s/ Patricia A. Ward
Name:	Patricia A. Ward
Title:	President

[Signature Page to Intercreditor Agreement]

E-PET SERVICES, LLC

by PETCO ANIMAL SUPPLIES STORES, INC., as its sole member

By:	/s/ Patricia A. Ward
Name:	Patricia A. Ward
Title:	Authorized Signatory

PETCO ASIA, LLC

By:	/s/ Patricia A. Ward
Name:	Patricia A. Ward
Title:	President

PETCO REAL ESTATE HOLDINGS I LLC

By:	/s/ Patricia A. Ward
Name:	Patricia A. Ward
Title:	President

PETCO REAL ESTATE HOLDINGS II LLC

By:	/s/ Patricia A. Ward
Name:	Patricia A. Ward
Title:	President

PETCO REAL ESTATE HOLDINGS III LLC

By:	/s/ Patricia A. Ward
Name:	Patricia A. Ward
Title:	President

[Signature Page to Intercreditor Agreement]